--------------------------------------------------------------------------------



                             SALE AND SERVICING AGREEMENT


                                        among


                       NEWCOURT RECEIVABLES ASSET TRUST 1997-1,
                                      as Issuer,


                         NEWCOURT RECEIVABLES CORPORATION II,
                                 as Trust Depositor,


                            NEWCOURT FINANCIAL USA, INC.,
                                     as Servicer

                                         and


                       MANUFACTURERS AND TRADERS TRUST COMPANY,
                                 as Indenture Trustee




                             Dated as of November 1, 1997



--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS


ARTICLE ONE DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .1
    SECTION 1.01.     DEFINITIONS. . . . . . . . . . . . . . . . . . . . . .1
    SECTION 1.02.     USAGE OF TERMS.. . . . . . . . . . . . . . . . . . . 24
    SECTION 1.03.     SECTION REFERENCES.. . . . . . . . . . . . . . . . . 24
    SECTION 1.04.     CALCULATIONS.. . . . . . . . . . . . . . . . . . . . 24
    SECTION 1.05.     ACCOUNTING TERMS.. . . . . . . . . . . . . . . . . . 24

ARTICLE TWOESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS . . . . . . . . . 25
    SECTION 2.01.     CREATION AND FUNDING OF TRUST; TRANSFER
                      OF TRUST ASSETS. . . . . . . . . . . . . . . . . . . 25
    SECTION 2.02.     CONDITIONS TO THE CLOSING. . . . . . . . . . . . . . 25
    SECTION 2.03.     ACCEPTANCE BY OWNER TRUSTEE. . . . . . . . . . . . . 26
    SECTION 2.04.     CONVEYANCE OF SUBSEQUENT CONTRACTS.. . . . . . . . . 26
    SECTION 2.05.     RELEASE OF EXCLUDED AMOUNTS. . . . . . . . . . . . . 28
    SECTION 2.06.     DELIVERY OF INSTRUMENTS. . . . . . . . . . . . . . . 28

ARTICLE THREEREPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . 29
    SECTION 3.01.     REPRESENTATIONS AND WARRANTIES REGARDING
                      THE TRUST DEPOSITOR. . . . . . . . . . . . . . . . . 29
    SECTION 3.02.     REPRESENTATIONS AND WARRANTIES REGARDING
                      THE SERVICER.. . . . . . . . . . . . . . . . . . . . 30

ARTICLE FOURPERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS. . 32
    SECTION 4.01.     CUSTODY OF CONTRACTS.. . . . . . . . . . . . . . . . 32
    SECTION 4.02.     FILING.. . . . . . . . . . . . . . . . . . . . . . . 33
    SECTION 4.03.     NAME CHANGE OR RELOCATION. . . . . . . . . . . . . . 33
    SECTION 4.04.     COSTS AND EXPENSES.. . . . . . . . . . . . . . . . . 33

ARTICLE FIVE SERVICING OF CONTRACTS. . . . . . . . . . . . . . . . . . . . 34
    SECTION 5.01.     APPOINTMENT AND ACCEPTANCE; RESPONSIBILITY
                      FOR CONTRACT ADMINISTRATION. . . . . . . . . . . . . 34
    SECTION 5.02.     GENERAL DUTIES.. . . . . . . . . . . . . . . . . . . 34
    SECTION 5.03.     CONSENT TO ASSIGNMENT OR REPLACEMENT.. . . . . . . . 34
    SECTION 5.04.     DISPOSITION UPON TERMINATION OF CONTRACT.. . . . . . 34
    SECTION 5.05.     SUBSERVICERS.. . . . . . . . . . . . . . . . . . . . 35
    SECTION 5.06.     FURTHER ASSURANCE. . . . . . . . . . . . . . . . . . 35
    SECTION 5.07.     NOTICE TO OBLIGORS.. . . . . . . . . . . . . . . . . 35
    SECTION 5.08.     COLLECTION EFFORTS; MODIFICATION OF CONTRACTS. . . . 35
    SECTION 5.09.     PREPAID CONTRACT.. . . . . . . . . . . . . . . . . . 35
    SECTION 5.10.     ACCELERATION.. . . . . . . . . . . . . . . . . . . . 36
    SECTION 5.11.     TAXES AND OTHER AMOUNTS. . . . . . . . . . . . . . . 36
    SECTION 5.12.     SUITS BY SERVICER. . . . . . . . . . . . . . . . . . 36
    SECTION 5.13.     REMITTANCES. . . . . . . . . . . . . . . . . . . . . 36
    SECTION 5.14.     SERVICER ADVANCES. . . . . . . . . . . . . . . . . . 36
    SECTION 5.15.     REALIZATION UPON DEFAULTED CONTRACT. . . . . . . . . 36
    SECTION 5.16.     MAINTENANCE OF INSURANCE POLICIES. . . . . . . . . . 36
    SECTION 5.17.     OTHER SERVICER COVENANTS.. . . . . . . . . . . . . . 37
    SECTION 5.18.     SERVICING COMPENSATION.. . . . . . . . . . . . . . . 37
    SECTION 5.19.     PAYMENT OF CERTAIN EXPENSES BY SERVICER. . . . . . . 37
    SECTION 5.20.     RECORDS. . . . . . . . . . . . . . . . . . . . . . . 38
    SECTION 5.21.     INSPECTION.. . . . . . . . . . . . . . . . . . . . . 38

    SECTION 5.22.     TRUSTEES TO COOPERATE IN RELEASES. . . . . . . . . . 38

ARTICLE SIX COVENANTS OF THE TRUST DEPOSITOR . . . . . . . . . . . . . . . 39
    SECTION 6.01.     CORPORATE EXISTENCE. . . . . . . . . . . . . . . . . 39
    SECTION 6.02.     CONTRACTS NOT TO BE EVIDENCED BY
                      PROMISSORY NOTES.  . . . . . . . . . . . . . . . . . 39
    SECTION 6.03.     SECURITY INTERESTS.  . . . . . . . . . . . . . . . . 39
    SECTION 6.04.     DELIVERY OF COLLECTIONS.   . . . . . . . . . . . . . 39
    SECTION 6.05.     REGULATORY FILINGS.  . . . . . . . . . . . . . . . . 39
    SECTION 6.06.     COMPLIANCE WITH LAW.   . . . . . . . . . . . . . . . 39
    SECTION 6.07.     ACTIVITIES.  . . . . . . . . . . . . . . . . . . . . 39
    SECTION 6.08.     INDEBTEDNESS.  . . . . . . . . . . . . . . . . . . . 39
    SECTION 6.09.     GUARANTEES.  . . . . . . . . . . . . . . . . . . . . 39
    SECTION 6.10.     INVESTMENTS.   . . . . . . . . . . . . . . . . . . . 40
    SECTION 6.11.     MERGER; SALES.   . . . . . . . . . . . . . . . . . . 40
    SECTION 6.12.     DISTRIBUTIONS.   . . . . . . . . . . . . . . . . . . 40
    SECTION 6.13.     OTHER AGREEMENTS.  . . . . . . . . . . . . . . . . . 40
    SECTION 6.14.     SEPARATE CORPORATE EXISTENCE.  . . . . . . . . . . . 40
    SECTION 6.15.     LOCATION; RECORDS.   . . . . . . . . . . . . . . . . 41
    SECTION 6.16.     LIABILITY OF TRUST DEPOSITOR; INDEMNITIES. . . . . . 41
    SECTION 6.17.     BANKRUPTCY LIMITATIONS.. . . . . . . . . . . . . . . 42
    SECTION 6.18      LIMITATION ON LIABILITY OF TRUST DEPOSITOR
                      AND OTHERS.. . . . . . . . . . . . . . . . . . . . . 42
    SECTION 6.19.     CHIEF EXECUTIVE OFFICE.. . . . . . . . . . . . . . . 42

ARTICLE SEVEN ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS; RESERVE FUND . . . 43
    SECTION 7.01.     TRUST ACCOUNTS; COLLECTIONS. . . . . . . . . . . . . 43
    SECTION 7.02.     RESERVE FUND.. . . . . . . . . . . . . . . . . . . . 43
    SECTION 7.03.     TRUST ACCOUNT PROCEDURES.  . . . . . . . . . . . . . 43
    SECTION 7.04.     SECURITYHOLDER DISTRIBUTIONS.. . . . . . . . . . . . 44
    SECTION 7.05.     ALLOCATIONS AND DISTRIBUTIONS. . . . . . . . . . . . 44
    SECTION 7.06.     REPURCHASES OF, OR SUBSTITUTION FOR, CONTRACTS
                      FOR BREACH OF REPRESENTATIONS AND WARRANTIES.. . . . 49
    SECTION 7.07.     REASSIGNMENT OF REPURCHASED OR
                      SUBSTITUTED CONTRACTS. . . . . . . . . . . . . . . . 49
    SECTION 7.08.     SELLER'S AND TRUST DEPOSITOR'S REPURCHASE OPTION.. . 50

ARTICLE EIGHT SERVICER DEFAULT; SERVICE TRANSFER . . . . . . . . . . . . . 51
    SECTION 8.01.     SERVICER DEFAULT.. . . . . . . . . . . . . . . . . . 51
    SECTION 8.02.     SERVICER TRANSFER. . . . . . . . . . . . . . . . . . 51
    SECTION 8.03.     APPOINTMENT OF SUCCESSOR SERVICER; RECONVEYANCE;
                      SUCCESSOR SERVICER TO ACT .. . . . . . . . . . . . . 52
    SECTION 8.04.     NOTIFICATION TO SECURITYHOLDERS. . . . . . . . . . . 53
    SECTION 8.05.     EFFECT OF TRANSFER.. . . . . . . . . . . . . . . . . 53
    SECTION 8.06.     DATABASE FILE. . . . . . . . . . . . . . . . . . . . 53
    SECTION 8.07.     SUCCESSOR SERVICER INDEMNIFICATION.. . . . . . . . . 53
    SECTION 8.08.     RESPONSIBILITIES OF THE SUCCESSOR SERVICER.. . . . . 53
    SECTION 8.09.     RATING AGENCY CONDITION FOR SERVICER TRANSFER. . . . 54

ARTICLE NINE REPORTS. .. . . . . . . . . . . . . . . . . . . . . . . . . . 55
    SECTION 9.01.     MONTHLY REPORTS. . . . . . . . . . . . . . . . . . . 55
    SECTION 9.02.     OFFICER'S CERTIFICATE. . . . . . . . . . . . . . . . 55
    SECTION 9.03.     OTHER DATA.. . . . . . . . . . . . . . . . . . . . . 55
    SECTION 9.04.     ANNUAL REPORT OF ACCOUNTANTS.. . . . . . . . . . . . 55
    SECTION 9.05.     ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER.. . . . 55
    SECTION 9.06.     ANNUAL SUMMARY STATEMENT.. . . . . . . . . . . . . . 56

ARTICLE TEN TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . 57
    SECTION 10.01.    SALE OF TRUST ASSETS.. . . . . . . . . . . . . . . . 57

ARTICLE ELEVENMISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . 58
    SECTION 11.01.    AMENDMENT. . . . . . . . . . . . . . . . . . . . . . 58
    SECTION 11.02.    PROTECTION OF TITLE TO TRUST.. . . . . . . . . . . . 59
    SECTION 11.03.    GOVERNING LAW. . . . . . . . . . . . . . . . . . . . 59
    SECTION 11.04.    NOTICES. . . . . . . . . . . . . . . . . . . . . . . 59
    SECTION 11.05.    SEVERABILITY OF PROVISIONS.. . . . . . . . . . . . . 61
    SECTION 11.06.    THIRD PARTY BENEFICIARIES. . . . . . . . . . . . . . 61
    SECTION 11.07.    COUNTERPARTS.. . . . . . . . . . . . . . . . . . . . 61
    SECTION 11.08.    HEADINGS.. . . . . . . . . . . . . . . . . . . . . . 61
    SECTION 11.09.    NO BANKRUPTCY PETITION.  . . . . . . . . . . . . . . 61
    SECTION 11.10.    JURISDICTION.  . . . . . . . . . . . . . . . . . . . 61
    SECTION 11.11.    TAX CHARACTERIZATION.  . . . . . . . . . . . . . . . 62
    SECTION 11.12.    INDEMNIFICATION.   . . . . . . . . . . . . . . . . . 62

                                      SCHEDULES

Schedule 1            Contract Files Maintained by Third Parties . . . . .S-1


                                       EXHIBITS

Exhibit A     Form of Assignment . . . . . . . . . . . . . . . . . . . . .A-1
Exhibit B     Form of Closing Certificate of Trust Depositor . . . . . . .B-1
Exhibit C     Form of Closing Certificate of Seller. . . . . . . . . . . .C-1
Exhibit D     Form of Opinion of Counsel for Trust Depositor regarding
              general corporate matters (including perfection opinion) . .D-1
Exhibit E     Form of Opinion of Counsel for Trust Depositor regarding
              the "TRUE SALE" nature of the transaction  . . . . . . . . .E-1
Exhibit F     Form of Opinion of Counsel for Trust Depositor regarding
              non-consolidation  . . . . . . . . . . . . . . . . . . . . .F-1
Exhibit G     Form of Certificate Regarding Repurchased Contracts. . . . .G-1
Exhibit H     List of Contracts. . . . . . . . . . . . . . . . . . . . . .H-1
Exhibit I     Form of Monthly Report to Noteholders and Certificateholder.I-1
Exhibit J     Seller's Representations and Warranties  . . . . . . . . . .J-1
Exhibit K     [Reserved] . . . . . . . . . . . . . . . . . . . . . . . . .K-1
Exhibit L     [Reserved] . . . . . . . . . . . . . . . . . . . . . . . . .L-1
Exhibit M     Form of Subsequent Transfer Agreement. . . . . . . . . . . .M-1

    This SALE AND SERVICING AGREEMENT, dated as of November 1, 1997, is among Newcourt Receivables Asset Trust 1997-1 (together with its successors and assigns, the "ISSUER" or the "TRUST"), Newcourt Receivables Corporation II (together with its successor and assigns, the "TRUST DEPOSITOR"), Manufacturers and Traders Trust Company (solely in its capacity as the Indenture Trustee, together with its successors and assigns, the "INDENTURE TRUSTEE") and Newcourt Financial USA, Inc. (together with its successors and assigns, "NEWCOURT USA" and, solely in its capacity as the Servicer, together with its successor and assigns, the "SERVICER").

    WHEREAS the Trust Depositor desires to fund the Trust by selling, conveying and assigning a designated pool of Contracts (as defined herein) together with certain related security therefor and other related rights and property as further described herein, which Contracts were originated by Newcourt USA, or acquired by purchase and assignment by Newcourt USA from the owner thereof, and subsequently sold by Newcourt USA to the Trust Depositor pursuant to the Transfer and Sale Agreement (as defined herein);

    WHEREAS the Trust is willing to purchase and accept assignment of the Contracts, together with such related rights and property, from the Trust Depositor pursuant to the terms hereof; and

    WHEREAS the Servicer is willing to service the Contracts for the benefit and account of the Trust pursuant to the terms hereof;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                     ARTICLE ONE

                                     DEFINITIONS

    SECTION 1.01. DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

    "ACCRUAL PERIOD" means the period from and including the most recent Distribution Date to but excluding the following Distribution Date, PROVIDED, that the initial Accrual Period following the Closing Date shall be the period from and including the Closing Date to but excluding the first Distribution Date following the Closing Date.

    "ADCB" means, with respect to any date of determination thereof, the sum of the Discounted Contract Balances of each Contract included in the group of Contracts for which an ADCB determination is being made, as of the date of such determination. For purposes of calculating such sum on any date other than the last day of a Collection Period, the Discounted Contract Balance of a Contract shall be as of the last day of the preceding Collection Period or, with respect to any Subsequent Contract transferred to the Trust after such last day, the Discounted Contract Balance on the applicable Subsequent Cutoff Date for such Contract.

    "ADDITIONAL CONTRACT" means a Contract transferred to the Trust under
Section 2.04 with respect to which a related Addition Event has occurred with respect to a Contract or Contracts then held in the Contracts Pool and identified in the related Addition Notice.

    "ADDITION EVENT" means, with respect to any transfer of an Additional Contract to the Trust under Section 2.04, a prepayment of one or more related Contracts, identified in the corresponding Addition Notice, in full by the related Obligor.

    "ADDITION NOTICE" means, with respect to any transfer of Subsequent Contracts to the Trust pursuant to Section 2.04 (and the Trust Depositor's corresponding prior purchase of such Contracts from the Seller), a notice, which shall be given at least five days prior to the related Subsequent Transfer Date, identifying the Subsequent Contracts to be transferred, the ADCB of such Subsequent Contracts and the related Addition Event or Substitution Event (with respect to an identified Contract or Contracts then in the Contracts Pool) to which such Subsequent Contract relates, with such notice to be signed both by the Trust Depositor, and the Seller.

    "AFFILIATE" of any specified Person means any other Person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" or "CONTROLLED" have meanings correlative to the foregoing.

    "AGREEMENT" means this Sale and Servicing Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

    "AGGREGATE PRINCIPAL AMOUNT" means, with respect to any group of Notes or the Certificate, at any date of determination, the sum of the Principal Amounts of such Notes or Certificate on such date of determination.

    "APPLICABLE SECURITY" means, with respect to a Vendor Loan, any (i) Secondary Contract securing such Vendor Loan and (ii) Equipment securing such Vendor Loan or a related Secondary Contract.

    "ASSIGNMENT" means each Assignment, substantially in the form of EXHIBIT A hereto (in the case of an Assignment executed by the Trust Depositor) and in the form of EXHIBIT A to the Transfer and Sale Agreement (in the case of an Assignment executed by the Seller), relating to an assignment, transfer and conveyance of Contracts and related property to the applicable assignee.

    "AVAILABLE AMOUNTS" means, as of any Distribution Date, the sum of (i) all amounts on deposit in the Collection Account as of the immediately preceding Determination Date on account of Scheduled Payments and payments received from Vendors pursuant to Vendor Agreements due on or before, and Prepayments received on or before, the last day of the Collection Period immediately preceding such Distribution Date (other than Excluded Amounts), (ii) Recoveries on account of previously Defaulted Contracts received as of the immediately preceding Determination Date as well as Expired Lease Proceeds, (iii) Investment Earnings credited to the Collection Account, and (iv) Late Charges received on or before the last day of such Collection Period.

    "BUSINESS DAY" means any day which is neither a Saturday or a Sunday, nor another day on which banking institutions in the cities of Indianapolis, Indiana, Wilmington, Delaware or New York, New York are authorized or obligated by law, executive order, or governmental decree to be closed.

    "BUSINESS TRUST STATUTE" means Chapter 38 of Title 12 of the Delaware Code, 12 Del Code 3801 ET SEQ., as the same may be amended from time to time.

    "CALCULATION DATE" means the first day of each calendar month.

    "CASUALTY LOSS" means, with respect to any item of Equipment, the loss, theft, damage beyond repair or governmental condemnation or seizure of such item of Equipment.

    "CERTIFICATE DISTRIBUTION ACCOUNT" has the meaning specified in the Trust Agreement.

    "CERTIFICATE REGISTER" has the meaning specified in the Trust Agreement.

    "CERTIFICATEHOLDER" has the meaning specified in the Trust Agreement.

    "CERTIFICATE" means the Class E Certificate.

    "CLASS" means any of the group of Notes or the Certificate identified herein as, as applicable, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes, the Class D Notes, or the Class E Certificate.

    "CLASS A NOTES" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

    "CLASS A PERCENTAGE" means the ratio (expressed as a percentage) that the sum of the Initial Class A-2 Principal Amount, Initial Class A-3 Principal Amount and Initial Class A-4 Principal Amount bears to the sum of the Initial Class A-2 Principal Amount, Initial Class A-3 Principal Amount, Initial Class A-4 Principal Amount, Initial Class B Principal Amount, Initial Class C Principal Amount and Initial Class D Principal Amount.

    "CLASS A-1 INTEREST RATE" means [          ] per annum (calculated on the
basis of a year of 360 days and actual days elapsed).

    "CLASS A-1 MATURITY DATE" means the December 1998 Distribution Date.

    "CLASS A-1 NOTEHOLDER" means the Person in whose name a Class A-1 Note is registered in the Note Register.

    "CLASS A-1 NOTES" means the $127,067,000 aggregate initial principal amount of Class A-1 Receivable-Backed Notes, Series 1997-1 issued pursuant to the Indenture.

    "CLASS A-1 PRINCIPAL PAYMENT AMOUNT" means, with respect to any Distribution Date and the Class A-1 Notes, the lesser of (a) the Principal Amount of the Class A-1 Notes and (b) (i) prior to the occurrence of any Event of Default, or prior to the occurrence and during the continuance of a Restricting Event, the Total Principal Payment Amount and (ii) following the occurrence of an Event of Default, or following the occurrence and during the continuance of a Restricting Event, all remaining Available Amounts after payment has been made in accordance with Sectin 7.05(b)(i)-(vii).

    "CLASS A-2 INTEREST RATE" means  [          ]% per annum (calculated on the
basis of a year of 360 days and twelve 30-day months).

    "CLASS A-2 MATURITY DATE" means the May 2005 Distribution Date.

    "CLASS A-2 NOTEHOLDER" means the Person in whose name a Class A-2 Note is registered in the Note Register.

    "CLASS A-2 NOTES" means the $88,278,000 aggregate initial principal amount of Class A-2 Receivable-Backed Notes, Series 1997-1 issued pursuant to the Indenture.

    "CLASS A-2 PRINCIPAL PAYMENT AMOUNT" means, with respect to any Distribution Date and the Class A-2 Notes, (a) $0 until the Principal Amount of the Class A-1 Notes has been paid in full, and (b) thereafter, the lesser of (i) the Principal Amount of the Class A-2 Notes and (ii)(A) prior to the occurrence of any Event of Default, or prior to the occurrence and during the continuance of a Restricting Event, the difference between (1) the Principal Amount of all Class A Notes immediately prior to such Distribution Date, and (2) the product of (x) the Class A Percentage and (y) the ADCB for all Contracts held by the Trust as of the last day of the Collection Period immediately preceding such Distribution Date and (B) following the occurrence of an Event of Default, or following the occurrence and during the continuance of a Restricting Event, all remaining Available Amounts after payment has been made in accordance with
Section 7.05(b)(i)-(viii).

    "CLASS A-3 INTEREST RATE" means [          ]% per annum (calculated on the
basis of a year of 360 days and twelve 30-day months).

    "CLASS A-3 MATURITY DATE" means the May 2005 Distribution Date.

    "CLASS A-3 NOTEHOLDER" means the Person in whose name a Class A-3 Note is registered in the Note Register.

    "CLASS A-3 NOTES" means the $107,004,000 aggregate initial principal amount of Class A-3 Receivable-Backed Notes, Series 1997-1 issued pursuant to the Indenture.

    "CLASS A-3 PRINCIPAL PAYMENT AMOUNT" means, with respect to any Distribution Date and the Class A-3 Notes, (a) $0 until the Principal Amount of the Class A-1 Notes and Class A-2 Notes has been paid in full, and (b) thereafter, the lesser of (i) the Principal Amount of the Class A-3 Notes and
(ii)(A) prior to the occurrence of any Event of Default, or prior to the occurrence and during the continuance of a Restricting Event, the difference between (1) the Principal Amount of all Class A Notes immediately prior to such Distribution Date, and (2) the product of (x) the Class A Percentage and (y) the ADCB for all Contracts held by the Trust as of the last day of the Collection Period immediately preceding such Distribution Date and (B) following the occurrence of an Event of Default, or following the occurrence and during the continuance of a Restricting Event, all remaining Available Amounts after payment has been made in accordance with Section 7.05(b)(i)-(ix).

    "CLASS A-4 INTEREST RATE" means [          ]% per annum (calculated on the
basis of a year of 360 days and twelve 30-day months).

    "CLASS A-4 MATURITY DATE" means the May 2005 Distribution Date.

    "CLASS A-4 NOTEHOLDER" means the Person in whose name a Class A-4 Note is registered in the Note Register.

    "CLASS A-4 NOTES" means the $167,194,000 aggregate initial principal amount of Class A-4 Receivable-Backed Notes, Series 1997-1 issued pursuant to the Indenture.

    "CLASS A-4 PRINCIPAL PAYMENT AMOUNT" means, with respect to any Distribution Date and the Class A-4 Notes, (a) $0 until the Principal Amount of the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes has been paid in full, and (b) thereafter, the lesser of (i) the Principal Amount of the Class A-4 Notes and (ii)(A) prior to the occurrence of any Event of Default, or prior to the occurrence and during the continuance of a Restricting Event, the difference between (1) the Principal Amount of all Class A Notes immediately prior to such Distribution Date, and (2) the product of (x) the Class A Percentage and (y) the ADCB for all Contracts held by the Trust as of the last day of the Collection Period immediately preceding such Distribution Date and (B) following the occurrence of an Event of Default, or following the occurrence and during the continuance of a Restricting Event, all remaining Available Amounts after payment has been made in accordance with Section 7.05(b)-(x).

    "CLASS B INTEREST RATE" means [          ]% per annum (calculated on the
basis of a year of 360 days and twelve 30-day months).

    "CLASS B MATURITY DATE" means the May 2005 Distribution Date.

    "CLASS B NOTEHOLDER" means the Person in whose name a Class B Note is registered in the Note Register.

    "CLASS B NOTES" means the $18,726,000 aggregate initial principal amount of Class B Receivable-Backed Notes, Series 1997-1 issued pursuant to the Indenture.

    "CLASS B PERCENTAGE" means the ratio (expressed as a percentage) that the Initial Class B Principal Amount bears to (a) until the Principal Amount of all Class A Notes has been paid in full, the sum of the Initial Class A-2 Principal Amount, Initial Class A-3 Principal Amount, Initial Class A-4 Principal Amount, Initial Class B Principal Amount, Initial Class C Principal Amount and Initial Class D Principal Amount; and (b) thereafter, the sum of the Initial Class B Principal Amount, Initial Class C Principal Amount and Initial Class D Principal Amount.

    "CLASS B PRINCIPAL PAYMENT AMOUNT" means, with respect to any Distribution Date and the Class B Notes, (a) $0 until the Principal Amount of the Class A-1 Notes has been paid in full, and (b) thereafter, the lesser of (i) the Principal Amount of the Class B Notes and (ii)(A) prior to the occurrence of any Event of Default, or prior to the occurrence and during the continuance of a Restricting Event, the difference between (1) the Principal Amount of the Class B Notes immediately prior to such Distribution Date, and (2) the product of (x) the Class B Percentage and (y) the ADCB for all Contracts held by the Trust as of the last day of the Collection Period immediately preceding such Distribution Date and (B) following the occurrence of an Event of Default, or following the occurrence and during the continuance of a Restricting Event, (1) until the Principal Amount of the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes has been paid in full, $0 and (2) thereafter, all remaining Available Amounts after payment has been made in accordance with Section 7.05(b)(i)-(xi).

    "CLASS C INTEREST RATE" means [          ]% per annum (calculated on the
basis of a year of 360 days and twelve 30-day months).

    "CLASS C MATURITY DATE" means the May 2005 Distribution Date.

    "CLASS C NOTEHOLDER" means the Person in whose name a Class C Note is registered in the Note Register.

    "CLASS C NOTES" means the $10,700,000 aggregate initial principal amount of Class C Receivable-Backed Notes, Series 1997-1 issued pursuant to the Indenture.

    "CLASS C PERCENTAGE" means the ratio (expressed as a percentage) that the Initial Class C Principal Amount bears to (a) until the Principal Amount of all Class A Notes has been paid in full, the sum of the Initial Class A-2 Principal Amount, Initial Class A-3 Principal Amount, Initial Class A-4 Principal Amount, Initial Class B Principal Amount, Initial Class C Principal Amount and Initial Class D Principal Amount; (b) after the Principal Amount of all Class A Notes has been paid in full and until the Principal Amount of the Class B Notes has been paid in full, the sum of the Initial Class B Principal Amount, Initial Class C Principal Amount and Initial Class D Principal Amount, and (c) thereafter, the sum of the Initial Class C Principal Amount and Class D Principal Amount.

    "CLASS C PRINCIPAL PAYMENT AMOUNT" means, with respect to any Distribution Date and the Class C Notes, (a) $0 until the Principal Amount of the Class A-1 Notes has been paid in full, and (b) thereafter, the lesser of (i) the Principal Amount of the Class C Notes and (ii)(A) prior to the occurrence of any Event of Default, or prior to the occurrence and during the continuance of a Restricting Event, the difference between (1) the Principal Amount of the Class C Notes immediately prior to such Distribution Date, and (2) the product of (x) the Class C Percentage and (y) the ADCB for all Contracts held by the Trust as of the last day of the Collection Period immediately preceding such Distribution Date and (B) following the occurrence of an Event of Default, or following the occurrence and during the continuance of a Restricting Event, (1) until the Principal Amount of the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes has been paid in full, $0 and (2) thereafter, all remaining Available Amounts after payment has been made in accordance with Section 7.05(b)(i)-(xii).

    "CLASS D INTEREST RATE" means [          ]% per annum (calculated on the
basis of a year of 360 days and twelve 30-day months).

    "CLASS D MATURITY DATE" means the May 2005 Distribution Date.

    "CLASS D NOTEHOLDER" means the Person in whose name a Class D Note is registered in the Note Register.

    "CLASS D NOTES" means the $16,051,000 aggregate initial principal amount Newcourt Receivables Asset Trust Class D Receivable-Backed Notes, issued pursuant to the Indenture.

    "CLASS D PERCENTAGE" means the ratio (expressed as a percentage) that the Initial Class D Principal Amount bears to (a) until the outstanding principal of all Class A Notes has been paid in full, the sum of the Initial Class A-2 Principal Amount, Initial Class A-3 Principal Amount, Initial Class A-4 Principal Amount, Initial Class B Principal Amount, Initial Class C Principal Amount and Initial Class D Principal Amount; (b) after the outstanding principal of all Class A Notes has been paid in full and until the outstanding principal of the Class B Notes has been paid in full, the sum of the Initial Class B Principal Amount, Initial Class C Principal Amount and Initial Class D Principal Amount, (c)after the Principal Amount of the Class A Notes and Class B Notes has been paid in full and until the Principal Amount of the Class C Notes has been paid in full, the sum of the Initial Class C Principal Amount and Initial Class D Principal Amount; and (d) thereafter, 100%.

    "CLASS D PRINCIPAL PAYMENT AMOUNT" means, with respect to any Distribution Date and the Class D Notes, (a) $0 until the Principal Amount of the Class A-1 Notes has been paid in full, and (b) thereafter, the lesser of (i) the Principal Amount of the Class D Notes and (ii)(A) prior to the occurrence of any Event of Default, or prior to the occurrence and during the continuance of a Restricting Event, the difference between (1) the Principal Amount of the Class D Notes immediately prior to such Distribution Date, and (2) the product of (x) the Class D Percentage and (y) the ADCB for all Contracts held by the Trust as of the last day of the Collection Period immediately preceding such Distribution Date and (B) following the occurrence of an Event of Default, or following the occurrence and during the continuance of a Restricting Event, (1) until the Principal Amount of the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes has been paid in full, $0 and (2) thereafter, all remaining Available Amounts after payment has been made in accordance with
Section 7.05(b)(i)-(xiii).

    "CLASS E CERTIFICATEHOLDER" means the Person in whose name a Class E Certificate is registered in the Certificate Register.

    "CLASS E CERTIFICATE" means the $8,025,000 initial principal amount of Class E Certificate, representing the beneficial equity interest in the Trust and issued pursuant to the Trust Agreement.

    "CLASS E MATURITY DATE" means the May 2005 Distribution Date.

    "CLOSING DATE" means November 26, 1997.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COLLATERAL" has the meaning given such term in the "granting clause" of the Indenture.

    "COLLECTION ACCOUNT" means the Trust Account so designated established pursuant to Section 7.01.

    "COLLECTION PERIOD" means a period beginning on the first day of a calendar month and ending on, but not including, the first day of the next calendar month, PROVIDED that the first Collection Period shall be the period beginning on the Initial Cutoff Date and ending on, but not including, the first day of the calendar month immediately following the calendar month in which the Closing Date occurs.

    "COLLECTIONS" means all payments received on or with respect to the Contracts in the Contracts Pool or the related Equipment, including, without limitation, Scheduled Payments, Prepayments, Recoveries, Late Charges and Expired Lease Proceeds, all as related to amounts attributable to the Contracts in the Contracts Pool or the related Equipment (including any such amounts derived from Vendor recourse provisions) in the Vendor Agreements, but excluding any Excluded Amounts.

    "COMMISSION" means the United States Securities and Exchange Commission.

    "COMPUTER DISK" means the computer disk generated by the Servicer which provides information relating to the Contracts and which was used by the Seller in selecting the Contracts conveyed to the Trust Depositor pursuant to the Transfer and Sale Agreement (and any Subsequent Purchase Agreement), and includes the master file and the history file as well as servicing information with respect to the Contracts.

    "CONTRACT" means each End-User Contract and each Vendor Loan but, unless otherwise specified herein, shall not refer to any Secondary Contract.

    "CONTRACT ASSETS" means any of the Initial Contract Assets or Subsequent Contract Assets.

    "CONTRACT FILE" means, with respect to each Contract, the fully executed original counterpart (for UCC purposes) of the contract, the original certificate of title or other title document with respect to the related Equipment (if applicable), and otherwise such documents, if any, that the Servicer keeps on file in accordance with its customary procedures, evidencing ownership of such Equipment (if applicable) and all other documents originally delivered to the Seller or held by the Servicer with respect to any Contract.

    "CONTRACTS POOL" as of any date means the Initial Contracts and the Subsequent Contracts (if any), other than any such Contracts which (i) have been reconveyed by the Trust to the Trust Depositor, and concurrently by the Trust Depositor to the Seller, pursuant to Section 7.07 hereof and Section 5.03 of the Transfer and Sale Agreement, or (ii) have been paid (or prepaid) in full.

    "CORPORATE TRUST OFFICE" means, with respect to the Indenture Trustee or Owner Trustee, as applicable, the office of the Indenture Trustee or Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which offices at the date of the execution of this Agreement are located at the addresses set forth in Section 11.04.

    "CPR" means a conditional payment rate which assumes that a fraction of the outstanding Contracts Pool is prepaid on each Distribution Date and also assumes that all Contracts have the same initial principal balance and amortize at the same rate.

    "CSA" means each conditional sales agreement, including, as applicable, schedules, subschedules, supplements and amendments to a master conditional sales agreement, pursuant to which specified assets were conditionally sold to an Obligor at specified monthly, quarterly, semi-annual or annual payments.

    "CUTOFF DATE" means either or both (as the context may require) the Initial Cutoff Date and any Subsequent Cutoff Date, as applicable to the Contract or Contracts in question.

    "DATE OF PROCESSING" means, with respect to any transaction or Collection, the date on which such transaction or Collection is first recorded (and, in the case of a transaction or Collection related to a particular Contract, identified as to such particular Contract) on the related Seller's or Servicer's computer master file of Contracts (without regard to the effective date of such recordation).

    "DEFAULTED CONTRACT" means a Contract in the Contracts Pool with respect to which there has occurred one or more of the following: (i) all or some portion of any Scheduled Payment under the Contract is more than 120 days delinquent (or, with respect to a Contract for which there exists available payment recourse to a Vendor to satisfy the amount in default, and which recourse was not yet available (pursuant to the contractual terms thereof) or had not yet been paid by the Vendor prior to the end of such 120 day period, then at such time thereafter as the Vendor shall have failed to pay such defaulted amount in accordance with the provisions of the Program Agreement, Vendor Assignment or other agreement with the Vendor providing such recourse), (ii) the Servicer has determined in its sole discretion, in accordance with its usual and customary practices (and taking into account any available Vendor recourse), that such Contract is not collectible; or (iii) the End User under such Contract becomes the subject of an Insolvency Event.

    "DETERMINATION DATE" means, with respect to any Distribution Date, the third Business Day prior to such Distribution Date.

    "DISCOUNT RATE" means, at any date of determination,  [          ]%, which
is equal to the sum of (1) the weighted average of the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate (each weighted at (x) the Initial Principal Amount applicable to each Class of Notes and (y) the expected weighted average life of each Class of Notes assuming a CPR of 11%) and (2) the Servicing Fee Percentage.

    "DISCOUNTED CONTRACT BALANCE" means with respect to any Contract, (i) as of the related Cutoff Date, the present value of all of the remaining Scheduled Payments becoming due under such Contract after the applicable Cutoff Date discounted monthly at the Discount Rate, and (ii) as of any other date of determination, the sum of (x) the present value of all of the remaining Scheduled Payments becoming due under such Contract after such date of determination discounted monthly at the Discount Rate and (y) the aggregate amount of all Scheduled Payments due and payable under such Contract after the applicable Cutoff Date and prior to such date of determination (other than Scheduled Payments related to Contracts that have become Defaulted Contracts or Prepaid Contracts, and have not been replaced with a Subsequent Contract as provided in Section 2.04) that have not then been received by the Servicer.

    The "Discounted Contract Balance" for each Contract shall be calculated assuming:

         (i) all payments due in any Collection period are due on the last day of the Collection Period;

         (ii) payments are discounted on a monthly basis using a 30 day month and a 360 day year; and

         (iii) all security deposits and drawings under letters of credit, if any, issued in support of a Contract are applied to reduce Scheduled Payments in inverse order of the due date thereof.

    "DISTRIBUTION DATE" shall mean the twentieth (20th) day of each calendar month or, if such twentieth (20th) day is not a Business Day, the next succeeding Business Day, with the first such Distribution Date hereunder being December 22, 1997.

    "DOLLAR" and "$" means lawful currency of the United States of America.

    "ELIGIBLE CONTRACT" means at any date of determination, each Contract with respect to which each of the following is true (to the extent applicable to such type of Contract):

         (a) the information with respect to the Contract, any Secondary Contract securing the obligations under such Contract, and the Equipment, if any, subject to the Contract delivered under the Transfer and Sale Agreement is true and correct in all material respects;

         (b) immediately prior to the transfer of such Contract and any related Equipment (or security interest therein) or Applicable Security (or security interest therein) to the Trust Depositor, and immediately prior to the Trust Depositor's concurrent transfer thereof to the Trust, such Contract was owned by the Seller (and by the Trust Depositor following the transfer by the Seller) free and clear of any adverse claim, other than with respect to any Residual Investment;

         (c) the Contract did not have a Scheduled Payment that was a delinquent payment for more than 60 days, and the Contract is not a Defaulted Contract;

         (d) no provision of the Contract has been waived, altered or modified in any respect, except by instruments or documents contained in the Contract File (other than payment delinquencies permitted under clause (c) above);

         (e) the Contract is a valid and binding payment obligation of the Obligor and is enforceable in accordance with its terms (except as may be limited by applicable Insolvency Laws and the availability of equitable remedies);

         (f) the Contract is not and will not be subject to the rights of rescission, setoff, counterclaim or defense and, to the Seller's knowledge, no such rights have been asserted or threatened with respect to the Contract;

         (g) the Contract, at the time it was made, did not violate the laws of the United States or any state, except for any such violations which would not materially and adversely affect the collectibility of the Contracts in the Contracts Pool taken as a whole;

         (h) (i) the Contract and any related Equipment or interest therein (other than Residual Investments which are not Guaranteed Residual Investments) have not been sold, transferred, assigned or pledged by the Seller to any other Person (other than the financed sale of the Equipment to the End-User effected through the End-User Contract) and any Equipment related to such Contract is free and clear of any liens and encumbrances of any third parties other than the Seller (except for Permitted Liens), and
    (ii) either (A) such Contract is secured by a fully perfected lien of the first priority in favor of the Seller on the related Equipment, or, in the case of any Vendor Loan, related Applicable Security or (B) in the case of such a Contract secured by a Vehicle, within 30 calendar days of the origination or acquisition of such Contract by the Seller all applicable federal registration or recording procedures were initiated, and the Seller's interest will be so noted or recorded within 180 days of such acquisition or origination or a certificate of title or similar evidence of recordation on which the Seller's interest has been noted has been obtained;

         (i) if the Contract constitutes an "instrument" or "chattel paper" for purposes of the UCC, there is not more than one "secured party's original" counterpart of the Contract;

         (j) all filings necessary to evidence the conveyance or transfer of the Seller's ownership interest in the Contract, and the Seller's corresponding interest in the related Equipment or Applicable Security, as applicable, to the Trust Depositor (as well as the concurrent conveyance of such property hereunder from the Trust Depositor to the Trust), have been made in all appropriate jurisdictions; PROVIDED, that UCC financing statement filings with respect to Equipment or Applicable Security which name the Seller as secured party have not been amended to indicate either the Trust Depositor or the Trust as an assignee (although separate UCC filings were made against the Seller's interest in Applicable Security in each jurisdiction where a related Vendor is located);

         (k) the Obligor is not, to the Seller's knowledge, subject to bankruptcy or other insolvency proceedings;

         (l) the Obligor's billing address is in the United States and the Contract is a U.S. dollar-denominated obligation;

         (m) the Contract does not require the prior written consent of an Obligor or contain any other restriction on the transfer or assignment of the Contract (other than a consent or waiver of such restriction that has been obtained prior to the Closing Date, with respect to an Initial Contract, or the Subsequent Transfer Date, with respect to a Subsequent Contract);

         (n) either (x) the obligations of the related Obligor under such Contract are irrevocable and unconditional and non-cancelable (as distinguished from contractually prepayable) or, if not irrevocable and unconditional, have the benefit of a Vendor Guarantee or (y) with respect to certain Leases with Lessees that are governmental entities or municipalities, if such Lease is canceled in accordance with its terms, either (1) the Vendor that assigned such Lease to the Seller is unconditionally obligated to a repurchase such lease from the Seller for a purchase price not less than the Discounted Contract Balance of such Lease (as of the date of purchase) plus interest thereon at the Discount Rate through the Distribution Date following such date of repurchase, or
    (2) pursuant to the Transfer and Sale Agreement, the Seller that sold such Lease to the Trust Depositor has indemnified the Trust Depositor against such cancellation in an amount at least equal to the Discounted Contract Balance of such Lease (as of the date or purchase) plus interest thereon at the Discount Rate through the Distribution Date following such cancellation, less any amounts paid by the Vendor pursuant to clause (1);

         (o) the Contract has an original maturity of not greater than the term specified in this Agreement;

         (p) no adverse selection procedure was used in selecting the Contract for the Contracts Pool;

         (q) the Obligor under the Contract is required to maintain casualty insurance or to self-insure with respect to the related Equipment in accordance with the Servicer's normal requirements;

         (r) the Contract constitutes chattel paper, an account, an instrument or a general intangible, in each case as defined under the UCC;

         (s)  the Contract is not a "consumer lease" as defined in
    Section 2A-103(1)(e) of the UCC;

         (t) if such Contract is a Lease, the Lessee thereunder has represented to the related Vendor or Seller that such Lessee has accepted the related Equipment and has had a reasonable opportunity to inspect and test such Equipment and the Vendor or Seller has not been notified of any defects therein;

         (u) the Contract is not subject to any guarantee by the Seller, nor has the Seller established any specific credit reserve with respect to the related Obligor;

         (v) if such Contract is a Lease, such Lease is a "triple net lease" under which the Obligor is responsible for the maintenance of the related Equipment in accordance with general industry standards applicable to such item of Equipment;

         (w) if such Contract is a Vendor Loan, such Vendor Loan is secured by an Eligible Secondary Contract having an aggregate Discounted Contract Balance for such Eligible Secondary Contract equal to the outstanding principal amount of such Vendor Loan (assuming the interest rate specified in such Vendor Loan is the "Discount Rate" for purposes of calculating such Discounted Contract Balance);

         (x) no provision of such Contract provides for a Prepayment Amount less than the amount calculated in accordance with the definition of Prepayment Amount (unless otherwise indemnified by the Vendor or the Seller in an amount equal to the excess of the "Prepayment Amount" as calculated in accordance with the definition thereof over the amount otherwise payable upon a prepayment under such Contract); and

         (y) such Contract is not an obligation of the United States of America or an agency, department, or instrumentality of the United States of America;

PROVIDED, that Contracts with respect to which any of the statements in clauses (c), (o) or (x) above are not true shall also be "Eligible Contracts" if the Trust Depositor shall have received confirmation from each Rating Agency that such fact will not result in a Ratings Effect.

    "ELIGIBLE INVESTMENTS" with respect to any Distribution Date means negotiable instruments or securities or other investments maturing on or before such Distribution Date (a) which, except in the case of demand or time deposits, investments in money market funds and Eligible Repurchase Obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (b) which, as of any date of determination, mature by their terms on or prior to the Distribution Date immediately following such date of determination, and
(c) which evidence:

       (i) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);

      (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from each Rating Agency in the Highest Required Investment Category granted by such Rating Agency;

     (iii) commercial paper, or other short term obligations, having, at the time of the Trust's investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by each Rating Agency;

      (iv) demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC;

       (v) notes that are payable on demand or bankers' acceptances issued by any depository institution or trust company referred to in (ii) above;

      (vi) investments in money market funds having, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from each Rating Agency or having otherwise been approved in writing by each Rating Agency;

     (vii) time deposits (having maturities of not more than 90 days) by an entity the commercial paper of which has, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each Rating Agency;

    (viii)    Eligible Repurchase Obligations; and

      (ix) any negotiable instruments or securities or other investments in which the investment by the Trust therein has been approved in writing by the Rating Agency.

The Indenture Trustee may purchase or sell to itself or an Affiliate, as principal or agent, the Eligible Investments described above.

    "ELIGIBLE REPURCHASE OBLIGATIONS" means repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (c)(ii) of the definition of Eligible Investments.

    "ELIGIBLE SECONDARY CONTRACT" shall mean each Secondary Contract

       (i) that satisfies all the criteria set forth in the definition of "Eligible Contract" except clauses (b), (h) (with respect to ownership by the Seller of the Contract) and (w) thereof, and except that the term "Obligor" shall mean "End-User" in all such criteria;

      (ii) with respect to which Secondary Contract and the proceeds thereof the Seller has a duly perfected first priority lien; and

     (iii) the transfer of the Seller's security interest in such Secondary Contract and the proceeds thereof to the Trust Depositor is effective to create in favor of the Trust Depositor a lien therein and such lien has been duly perfected.

    "END-USER" shall mean any party that uses the Financed Item pursuant to an End-User Contract.

    "END-USER CONTRACT" shall mean any CSA, Secured Note, Lease, IPA, or other Financing Agreement covering Financed Items originated or purchased by the Originator.

    "EQUIPMENT" means the tangible assets including new and used information technology equipment (such as mainframe and mini computers, computer work stations, personal computers, data storage devices and other computer related peripheral equipment), communications equipment (such as telephone switching and networking systems), commercial business and industrial equipment (such as printing presses, machine tools and other manufacturing equipment, photocopiers, facsimile machines and other office equipment, energy savings and control equipment, automotive diagnostic and automated testing equipment), medical equipment (such as diagnostic and therapeutic examination equipment for radiology, nuclear medicine and ultrasound and laboratory analysis equipment), resources equipment (such as feller-bunchers and grapplers), transportation equipment and construction equipment (such as heavy and medium duty trucks and highway trailers, school buses, bulldozers, loaders, graters, excavators, forklifts and other materials handling equipment, golf carts and other road and off-road machinery) financed or leased by an Obligor pursuant to a Contract and/or, unless the context otherwise requires, a security interest in such assets.

    "EVENT OF DEFAULT" shall have the meaning specified in Section 5.01 of the Indenture.

    "EXCESS CONTRACT", as of any date of determination, means each Contract selected by the Servicer in accordance with Section 7.06 at such time as there shall have been discovered a breach of any of the representations and warranties set forth in Section 3.05 of the Transfer and Sale Agreement, the removal of which pursuant to Section 7.06 hereof and the Seller's repurchase thereof or substitution of a Substitute Contract therefor pursuant to Section 5.01 of the Transfer and Sale Agreement, shall remedy such breach.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended or supplemented from time to time.

    "EXCLUDED AMOUNTS" means (i) any collections on deposit in the Collection Account or otherwise received by the Servicer on or with respect to the Contracts Pool or related Equipment, which collections are attributable to any taxes, fees or other charges imposed by any Governmental Authority, and (ii) any collections representing reimbursements of insurance premiums or payments for services that were not financed by the Seller.

    "EXPIRED LEASE" means any Lease that has terminated other than on its scheduled expiration date.

    "EXPIRED LEASE PROCEEDS" means any and all cash proceeds or rents realized from the sale or re-lease of Equipment under an Expired Lease (net of Liquidation Expenses).

    "FDIC" shall mean the Federal Deposit Insurance Corporation, or any successor thereto.

    "FINAL TRUST TERMINATION DATE" means [          ].

    "FINANCED ITEMS" means Equipment, Software, Services and other property and services that are permitted to be financed under Contracts in accordance with the standard policies and procedures of the Seller.

    "FINANCING AGREEMENT" means each financing agreement covering Financed Items other than a CSA, a Secured Note, a Lease or an IPA.

    "GOVERNMENTAL AUTHORITY" means the United States of America, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

    "GUARANTEED RESIDUAL INVESTMENT" means each Residual Investment that is made in the form of a full recourse loan to a Vendor or to the related Obligor on an End-User Contract constituting a Lease.

    "HIGHEST REQUIRED INVESTMENT CATEGORY" means (i) with respect to ratings assigned by S&P, A-1+ for short-term instruments and AAA for long-term instruments, and (ii) with respect to ratings assigned by Moody's, A2 or P-1 for one month instruments, A1 or P-1 for three month instruments, Aa3 or P-1 for six month instruments and Aaa or P-1 for instruments with a term in excess of six months.

    "HOLDER" means (i) with respect to the Certificate, the Person in whose name the Certificate is registered in the Certificate Register, and (ii) with respect to a Note, the Person in whose name such Note is registered in the Note Register.

    "INDEBTEDNESS" means, with respect to any Person at any date, (a) all indebtedness of such person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, and (d) all liabilities secured by any Lien on any property owned by such Person even though such person has not assumed or otherwise become liable for the payment thereof.

    "INDENTURE" means the Indenture, dated as of the date hereof, between the Issuer and the Indenture Trustee, as amended, supplemented or otherwise modified from time to time.

    "INDENTURE TRUSTEE" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

    "INDEPENDENT", when used with respect to any specified Person, means such a Person who (i) is in fact independent of the Issuer, the Trust Depositor or the Servicer, (ii) is not a director, officer or employee of any Affiliate of the Issuer, the Trust Depositor or the Servicer, (iii) is not a person related to any officer or director of the Issuer, the Trust Depositor or the Servicer or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of the Issuer, the Trust Depositor or the Servicer or any of their respective Affiliates, and (v) is not connected with the Issuer, the Trust Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

    "INELIGIBLE CONTRACT" has the meaning specified in Section 7.06.

    "INITIAL CLASS A-1 PRINCIPAL AMOUNT" means $127,067,000.

    "INITIAL CLASS A-2 PRINCIPAL AMOUNT" means $88,278,000.

    "INITIAL CLASS A-3 PRINCIPAL AMOUNT" means $107,004,000.

    "INITIAL CLASS A-4 PRINCIPAL AMOUNT" means $167,194,000.

    "INITIAL CLASS B PRINCIPAL AMOUNT" means $18,726,000.

    "INITIAL CLASS C PRINCIPAL AMOUNT" means $10,700,000.

    "INITIAL CLASS D PRINCIPAL AMOUNT" means $16,051,000.

    "INITIAL CLASS E PRINCIPAL AMOUNT" means $8,025,000.

    "INITIAL CONTRACT ASSETS" has the meaning assigned in Section 2.01 of the Transfer and Sale Agreement.

    "INITIAL CONTRACTS" means those Contracts conveyed to the Trust on the Closing Date.

    "INITIAL CUTOFF DATE" means October 31, 1997.

    "INITIAL PRINCIPAL AMOUNT" means, when used in the context of a reference to an individual Class of Securities, the initial principal amount applicable to such Class as defined above.

    "INSOLVENCY EVENT" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under such law, taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of this property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

    "INSOLVENCY LAWS" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

    "INSURANCE POLICY" means, with respect to any Contract, an insurance policy covering physical damage to or loss of the related Equipment.

    "INSURANCE PROCEEDS" means. depending on the context, any amounts payable or any payments made, to the Servicer under any Insurance Policy.

    "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    "INVESTMENT EARNINGS" means the investment earnings (net of losses and investment expenses) on amounts on deposit in the Collection Account and the Reserve Fund, to be credited to the Collection Account pursuant to Section 7.03.

    "IPA" means each installment payment agreement, including as applicable, schedules, subschedules, supplements and amendments to a software license agreement, pursuant to which the Originator financed the purchase or acquisition of specified assets by an Obligor for specified monthly, quarterly or semiannual payments.

    "ISSUER" means the Newcourt Receivables Asset Trust 1997-1, a Delaware business trust.

    "LATE CHARGES" means any late payment fees paid by Obligors on Contracts after all sums received have been allocated first to regular installments due or overdue and all such installments are then paid in full.

    "LEASE" means each agreement, including both operating and financing agreements, and, as applicable, schedules, subschedules, supplements and amendments to a master lease, pursuant to which the Originator, as lessor, leased specified assets to a Lessee at a specified monthly, quarterly, semiannual or annual rental.

    "LESSEE" means, with respect to any Lease, the Obligor with respect to such Lease.

    "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), equity interest, participation interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing.

    "LIQUIDATION EXPENSES" means, with respect to any Contract, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) and any reasonably allocated costs of internal counsel, in each case in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any related Equipment upon or after the expiration or earlier termination of such Contract and other out-of-pocket costs related to the liquidation of any such Equipment, including the attempted collection of any amount owing pursuant to such Contract if it is a Defaulted Contract.

    "LIQUIDATION PROCEEDS" means, with respect to a Defaulted Contract, proceeds from the sale, lease or re-lease of the Equipment, proceeds of the related Insurance Policy and any other recoveries with respect to such Defaulted Contract and the related Equipment, net of Liquidation Expenses and amounts, if any, so received that are required to be refunded to the Obligor on such Contract.

    "LIST OF CONTRACTS" means the list identifying each Contract constituting part of the Trust Assets, which list shall consist of the initial List of Contracts reflecting the Initial Contracts transferred to the Trust on the Closing Date, together with any Subsequent List of Contracts amending the most current List of Contracts reflecting the Subsequent Contracts transferred to the Trust on the related Subsequent Transfer Date (together with a deletion from such list of the related Contract or Contracts identified on the corresponding Addition Notice with respect to which an Addition Event or a Substitution Event has occurred), and which list in each case (a) identifies each Contract included in the Contracts Pool, and (b) sets forth as to each such Contract (i) the Discounted Principal Balance as of the applicable Cutoff Date, and (ii) the maturity date, and which list (as in effect on the Closing Date) is attached to this Agreement as EXHIBIT H.

    "MATERIAL MODIFICATION" means a termination or release (including pursuant to prepayment), or an amendment, modification or waiver, or equivalent similar undertaking or agreement, by the Servicer with respect to a Contract which would not otherwise be permitted under the standards and criteria set forth in Sections 5.08 and/or 5.09 hereof, as applicable.

    "MATURITY DATE" means, as applicable, the Class A-1 Maturity Date, Class
A-2 Maturity Date, Class A-3 Maturity Date, Class A-4 Maturity Date, Class B Maturity Date, Class C Maturity Date, Class D Maturity Date, or Class E Maturity Date.

    "MONTHLY REPORT" has the meaning specified in Section 9.01.

    "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

    "NEWCOURT USA" has the meaning assigned such term in the preamble hereto.

    "NOTE" means any one of the notes of the Trust of any Class executed and authenticated in accordance with the Indenture.

    "NOTE DISTRIBUTION ACCOUNT" means the account established and maintained as such pursuant to Section 7.01.

    "NOTE REGISTER" has the meaning given such term in Section 2.04 of the Indenture.

    "NOTEHOLDER" means any registered holder of a Note.

    "OBLIGOR" means, with respect to any Contract, the Person or Persons obligated to make payments with respect to such Contract, including any guarantor thereof.

    "OFFICER'S CERTIFICATE" shall mean a certificate signed by any officer of the Trust Depositor or the Servicer and delivered to the Owner Trustee or the Indenture Trustee, as the case may be.

    "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel (including internal counsel) for the Trust Depositor or the Servicer and who shall be reasonably acceptable to the Owner Trustee or the Indenture Trustee, as the case may be.

    "ORIGINATOR" means, with respect to each Contract, the party that is the original lessor or financing party thereunder.

    "OUTSTANDING" has the meaning given such term in the Indenture.

    "OWNER TRUSTEE" means the Person acting, not in its individual capacity, but solely as Owner Trustee, under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

    "PAYING AGENT" means any Person described as such in Section 6.11 of the Indenture and Section 3.10 of the Trust Agreement.

    "PERMITTED LIENS" means (a) with respect to Contracts in the Contracts
Pool:

         (i) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable or if the Trust Depositor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto, (ii) Liens in favor of the Trust Depositor created pursuant to the Transfer and Sale Agreement and transferred to the Trust pursuant hereto, (iii) Liens in favor of the Trust created pursuant to this Agreement, and (iv) Liens in favor of the Indenture Trustee created pursuant to the Indenture and/or this Agreement;

and (b) with respect to the related Equipment:

         (i) materialmen's, warehousemen's, mechanics' and other liens arising by operation of law in the ordinary course of business for sums not due,
    (ii) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable or if the Trust Depositor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto, (iii) Liens in favor of the Trust Depositor created pursuant to the Transfer and Sale Agreement and transferred to the Owner Trustee pursuant hereto, (iv) Liens in favor of the Trust created pursuant to this Agreement; (v) Liens in favor of the Indenture Trustee created pursuant to the Indenture and/or this Agreement, (vi) subordinated liens which are subordinated to the prior payment of the Notes and Certificate on terms described herein, and (vii) Liens granted by the End-Users which are subordinated to the interest of the Trust in such Equipment.

    "PERSON" means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

    "PLACEMENT AGENCY AGREEMENT" means the Placement Agency Agreement, dated
November [   ], 1997, between First Union Capital Markets Corp., as Agent thereunder, the Trust Depositor and Newcourt USA, with respect to the private placement of the Class D Notes.

    "PLACEMENT AGENT" means First Union Capital Markets Corp., as Agent under the Placement Agency Agreement.

    "PREPAID CONTRACT" means any Contract that has terminated or been prepaid in full prior to its scheduled expiration date (including because of a Casualty
Loss), other than a Defaulted Contract.

    "PREPAYMENT AMOUNT" has the meaning specified in Section 5.09.

    "PREPAYMENTS" means any and all partial and full prepayments on a Contract (including, with respect to any Contract and any Collection Period, any Scheduled Payment (or portion thereof) which is due in a subsequent Collection Period which the Servicer has received, and (if such Contract is not otherwise prepayable by its terms) expressly permitted the related Obligor to make, in advance of its scheduled due date and which will be applied to such Scheduled Payment on such due date, and any and all cash proceeds or rents realized from the sale, lease, re-lease or re-financing of Equipment under a Prepaid Contract, net of Liquidation Expenses), Liquidation Proceeds, amounts received in respect of Transfer Deposit Amounts and payments upon an optional termination of the Trust pursuant to Section 7.08.

    "PRINCIPAL AMOUNT" means, with respect to a Class of Notes or the Certificate, as applicable, the aggregate Initial Principal Amount thereof reduced by (i) the aggregate amount of any distributions applied in reduction of such principal amount and (ii) the aggregate amount of any distributions then on deposit in the Note Distribution Account, if any, for such Class of Notes established in accordance with the Indenture or, as applicable, the Certificate Distribution Account, if any, for the Certificate established in accordance with the Trust Agreement, and to be applied in reduction of such principal amount in accordance with such Indenture or Trust Agreement.

    "PROGRAM AGREEMENT" means each vendor finance program agreement pursuant to which End-User Contracts originated by a Vendor are assigned to the Seller.

    "PROSPECTUS" has the meaning given such term in the Underwriting Agreement.

    "QUALIFIED ELIGIBLE INVESTMENTS" means Eligible Investments acquired by the Indenture Trustee in its name and in its capacity as Indenture Trustee, which are held by the Indenture Trustee in the Collection Account or the Reserve Fund and with respect to which (a) the Indenture Trustee has noted its interest therein on its books and records, and (b) the Indenture Trustee has purchased such investments for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8-102 of the UCC as enacted in the State of New York, without acting in collusion with a securities intermediary in violating such securities intermediary's obligations to entitlement holders in such assets, under Section 8-504 of such UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and (c) either (i) such investments are in the possession of the Indenture Trustee, or (ii) such investments, (A) if certificated securities and in bearer form, have been delivered to the Indenture Trustee, or in registered form, have been delivered to the Indenture Trustee and either registered by the issuer in the name of the Indenture Trustee or endorsed by effective endorsement to the Indenture Trustee or in blank; (B) if uncertificated securities, the ownership of which has been registered to the Indenture Trustee on the books of the issuer thereof (or another person, other than a securities intermediary, either becomes the registered owner of the uncertified security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee); or (C) if securities entitlements (within the meaning of Section 8-102 of the UCC as enacted in the State of New York) representing interests in securities or other financial assets (or interests therein) held by a securities intermediary (within the meaning of said Section 8-102), a securities intermediary indicates by book entry that a security or other financial asset has been credited to the Indenture Trustee's securities account with such securities intermediary. Any such Qualified Eligible Investment may be purchased by or through the Indenture Trustee or any of its Affiliates.

    "QUALIFIED INSTITUTION" means (a) the corporate trust department of the Indenture Trustee or Owner Trustee, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (A) which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies, or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, (B) the parent corporation of which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies, or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, or (C) is otherwise acceptable to the Rating Agencies, and (ii) whose deposits are insured by the FDIC.

    "RATING AGENCY" means each of S&P and Moody's, so long as such Persons maintain a rating on the Notes; and if either S&P or Moody's no longer maintains a rating on the Notes; such other nationally recognized statistical rating organization selected by the Trust Depositor.

    "RATING AGENCY CONDITION" means, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, that each Rating Agency shall have notified the Trust Depositor and the Owner Trustee and the Indenture Trustee in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a Ratings Effect.

    "RATINGS EFFECT" means, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, a reduction or withdrawal of the rating of any outstanding Class with respect to which a Rating Agency has previously issued a rating as a result of such action or series of related actions or the consummation of such proposed transaction or series of related transactions.

    "RECORD DATE" means, with respect to any Distribution Date, the last Business Day of the preceding calendar month.

    "RECOVERIES" means any and all recoveries on account of a Defaulted Contract, including, without limitation, any and all cash proceeds or rents realized from the sale, lease, re-lease or re-financing of repossessed Equipment or other property, Insurance Proceeds, amounts representing late fees and penalties and amounts received pursuant to a Program Agreement (including, without limitation, amounts received from any "ultimate net loss pool" that may have been created under such Program Agreement), but in each case net of Liquidation Expenses.

    "REQUIRED HOLDERS" means (i) prior to the payment in full of the Class A Notes Outstanding, Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and/or Class A-4 Noteholders holding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and/or Class A-4 Notes evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class A Notes Outstanding, (ii) from and after the payment in full of the Class A Notes Outstanding, Holders of Class B Notes holding Class B Notes evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class B Notes Outstanding, (iii) from and after the payment in full of the Class B Notes Outstanding, Holders of Class C Notes holding Class C Notes evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class C Notes Outstanding, and (iv) from and after the payment in full of the Class C Notes Outstanding, Holders of Class D Notes holding Class D Notes evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class D Notes Outstanding.

    "REQUIREMENTS OF LAW" for any Person means the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

    "RESERVE FUND" means the Reserve Fund established and maintained pursuant to Section 7.01 hereof.

    "RESERVE FUND AMOUNT" means, initially as of the Closing Date, $8,025,000 (representing the Reserve Fund Initial Deposit) and thereafter, at any date of determination, means an amount equal to the lesser of (a) the Reserve Fund Initial Deposit, and (b) the Aggregate Principal Amount of the Notes as of such date of determination.

    "RESERVE FUND INITIAL DEPOSIT" means $8,025,000 which is equal to 1.50% of the ADCB of the Contracts Pool at the Initial Cutoff Date.

    "RESIDUAL INVESTMENT" means, with respect to certain Leases, any funds that the Seller shall have advanced against all or any portion of the anticipated residual value of the leased Equipment upon the expiration of such Lease in accordance with its terms, and in excess of the discounted present value of the rental payments due under such Lease.

    "RESPONSIBLE OFFICER" means, with respect to the Owner Trustee, any officer in its Corporate Trust Administration Department (or any similar group of a successor Owner Trustee) customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter and with respect to the Indenture Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Indenture Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

    "RESTRICTING EVENT" means any of the following events:

         (a) As of any Distribution Date, the weighted average ADCB of all Contracts in respect of which, during the three preceding Collection Periods, a scheduled payment is more than 60 days past due exceeds 3.0% of the weighted average ADCB of all Contracts in the Contracts Pool during such three Collection Periods;

         (b)  As of any Distribution Date, the product of (i) two multiplied by
              (ii) the difference between (x) the ADCB of) all that became Defaulted

              Contracts during the six preceding Collection Periods and (y) Recoveries received during the six preceding Collection Periods on account of all Defaulted Contracts, exceeds 3.0% of the weighted average ADCB of Contracts in the Contracts Pool during such six Collection Periods;

         (c) As of any Distribution Date, after giving effect to the allocations to be made on such date, (i) until the Principal Amount of all Class A Notes has been paid in full, the sum of (a) the amount on deposit in the Reserve Fund plus (b) the difference between (1) the ADCB for all Contracts in the Contracts Pool as of the last day of the Collection Period immediately preceding such Distribution Date, and (2) the Principal Amount of all Class A Notes is less than the lesser of (A) the Principal Amount of all Class A Notes and (B) $10,700,395; and (ii) thereafter, the amount on deposit in the Reserve Fund is less than the Reserve Fund Amount;

         (d) A Servicer Default or an Event of Default has occurred and is continuing.

    "SCHEDULED PAYMENT" means, with respect to any Contract, the monthly or quarterly or semi-annual or annual rent or financing (whether principal or principal and interest) payment scheduled to be made by the related Obligor under the terms of such Contract after the related Cutoff Date; it being understood that Scheduled Payments do not include any Excluded Amounts.

    "SECONDARY CONTRACT" shall mean, with respect to a Vendor Loan, each End-User Contract securing such Vendor Loan.

    "SECURED NOTE" means each promissory note with a related security interest evidenced by written agreement, pursuant to which the purchase of specified assets by a Obligor is financed for specified monthly, quarterly, semiannual or annual payments.

    "SECURITIES" means the Notes and the Certificate, or any of them.

    "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

    "SECURITYHOLDERS" means the Holders of the Notes or the Certificate.

    "SELLER" means Newcourt USA in its capacity as the Seller of a Contract under the Transfer and Sale Agreement (including in respect of a Subsequent Contract pursuant to a Subsequent Purchase Agreement).

    "SERVICER" means initially Newcourt USA, or its successor, until any Servicer Transfer hereunder and thereafter means the Successor Servicer appointed pursuant to Article VIII below with respect to the duties and obligations required of the Servicer under this Agreement.

    "SERVICER ADVANCE" means, with respect to any Distribution Date, the amounts, if any, deposited by the Servicer in the Collection Account for such Distribution Date in respect of Scheduled Payments pursuant to Section 5.14.

    "SERVICER DEFAULT" shall have the meaning specified in Section 8.01.

    "SERVICES" means, in connection with the financing of Software by an Originator, the support and consulting services related to such Software, the procurement of which was also financed by such Originator pursuant to a Contract.

    "SERVICING FEE" has the meaning specified in Section 5.18.

    "SERVICING FEE PERCENTAGE"  means 0.60%.

    "SERVICER TRANSFER" has the meaning assigned in Section 8.02(a).

    "SERVICING OFFICER" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Indenture Trustee by the Servicer, as the same may be amended from time to time.

    "SOFTWARE" means the computer software programs financed or leased by an Obligor pursuant to a Contract.

    "SOLVENT" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the Property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

    "S&P" means, Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, or any successor thereto.

    "SUBSEQUENT CONTRACT" means any Contracts conveyed, assigned and transferred by the Trust Depositor to the Trust pursuant to Section 2.04 (and which have been acquired by the Trust Depositor from the Seller pursuant to
Section 2.04 of the Transfer and Sale Agreement), whether an Additional Contract or a Substitute Contract.

    "SUBSEQUENT CONTRACT ASSETS" has the meaning assigned in Section 2.04 of the Transfer and Sale Agreement.

    "SUBSEQUENT CONTRACT QUALIFICATION CONDITIONS" means, with respect to any Subsequent Contract being transferred to the Trust pursuant to Section 2.04, the accuracy of each of the following statements as of the related Cutoff Date for such Contract:

         (a) the Discounted Contract Balance of such Subsequent Contract is not less than that of the related Contract or Contracts identified on the related Addition Notice (whether a Contract or Contracts with respect to which there has occurred an Addition Event, or a Substitution Event); and

         (b) for each separate Collection Period which corresponds to a Collection Period in which a payment would have been owing on the related Contract or Contracts identified on the related Addition Notice, the amount in respect of Scheduled Payments receivable (assuming Scheduled Payments are paid and received when due) on the Subsequent Contract in such Collection Period is not less than that of such related Contract or Contracts; and

         (c) if, instead of such Subsequent Contract being added to the Contracts Pool on the related Subsequent Transfer Date, such Subsequent Contract had instead been included in the Contracts Pool as of the Initial Cutoff Date, and the related Contract or Contracts identified on the related Addition Notice were not so included (and assuming such hypothetical inclusion satisfied the criteria set forth in clause (a) and (b) above that would have been applicable at such time), the representations of the Seller set forth in
    Section 3.05 concerning concentrations would not, as a result of such inclusion, have become inaccurate or incorrect in any material respect; and

         (d) no adverse selection procedure shall have been employed in the selection of such Subsequent Contract from the Seller's portfolio; and

         (e) all actions or additional actions (if any) necessary to perfect the security interest and assignment of such Subsequent Contract to the Trust Depositor, Trust, and Indenture Trustee shall have been taken as of or prior to the Subsequent Transfer Date; and

         (f) the maturity date for the last Scheduled Payment due under such Subsequent Contract will be on or prior to the November 2004 Distribution Date or, to the extent the final payment on such Contract is due after the November 2004 Distribution Date, only scheduled payments due on or prior to such date will be included in the Discounted Contract Balance of such Subsequent Contract.

    "SUBSEQUENT CUTOFF DATE" means the date specified as such for Subsequent Contracts in the related Subsequent Transfer Agreement.

    "SUBSEQUENT LIST OF CONTRACTS" means a list, in the form of the initial List of Contracts delivered on the Closing Date, but listing each Subsequent Contract transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

    "SUBSEQUENT PURCHASE AGREEMENT" means, with respect to any Subsequent Contracts, the agreement between the Seller and the Trust Depositor pursuant to which the Seller will transfer the Subsequent Contracts to the Trust Depositor, the form of which is attached to the Transfer and Sale Agreement as EXHIBIT B.

    "SUBSEQUENT TRANSFER AGREEMENT" means the agreement described in Section
2.04 hereof.

    "SUBSEQUENT TRANSFER DATE" means any date on which Subsequent Contracts are transferred to the Trust.

    "SUBSTITUTE CONTRACT" means a Contract transferred to the Trust under
Section 2.04 with respect to which a related Substitution Event has occurred with respect to a Contract or Contracts then held in the Contracts Pool and identified in the related Addition Notice.

    "SUBSTITUTE CONTRACT TRANSFER CONDITION" means, with respect to any Substitute Contract being transferred to the Trust pursuant to Section 2.04 in respect of a related Contract or Contracts identified on the related Addition Notice which is of a type described in clause (a) or (b) of the definition of Substitution Event (a "TYPE"), the condition that after giving effect to such transfer, the ADCB of all Substitute Contracts transferred to the Trust since the Closing Date in respect of related Contracts of the same Type shall not exceed 10% of the ADCB of the Initial Contracts as of the Initial Cutoff Date.

    "SUBSTITUTION EVENT" means, with respect to any transfer of a related Substitute Contract to the Trust under Section 2.04, the occurrence of any of the following: (a) one or more Contracts then held in the Trust and identified in the related Addition Notice has become a Defaulted Contract, (b) one or more Contracts then held in the Trust and identified in the related Addition Notice has been subjected to a Material Modification, or (c) one or more Contracts then held in the Trust and identified in the related Addition Notice is the subject of a breach of a representation or warranty under the Transfer and Sale Agreement or other provision which breach or other provision, in the absence of a substitution of a Substitute Contract for such Contract or Contracts, would require the payment of a Transfer Deposit Amount to the Trust in respect of such Contract.

    "SUCCESSOR SERVICER" has the meaning given such term in Section 8.02(b).

    "TAX OPINION" means, with respect to any action, an Opinion of Counsel to the effect that, for federal income tax purposes, (i) following such action the Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation, (ii) following such action the Trust will be disregarded as a separate entity from the Trust Depositor, and (iii) such action will not affect the tax characterization as debt of Notes of any outstanding Class issued by the Trust for which an Opinion of Counsel has been provided that such Notes are debt.

    "TOTAL PRINCIPAL PAYMENT AMOUNT" means, with respect to any Distribution Date, the difference between (a) the aggregate outstanding principal of all Classes of Notes and (b) the ADCB for all Contracts held by the Trust as of the last day of the Collection Period immediately preceding such Distribution Date.

    "TRANSACTION DOCUMENTS" means this Agreement, the Transfer and Sale Agreement, the Indenture, the Trust Agreement, the Administration Agreement, the Note Depository Agreement, any Subsequent Transfer Agreement, any Subsequent Purchase Agreement, the Underwriting Agreements, the Placement Agency Agreement, and the Note Purchase Agreement (as defined in the Placement Agency Agreement).

    "TRANSFER AND SALE AGREEMENT" means the Transfer and Sale Agreement dated as of November 1, 1997 by and between the Seller and the Trust Depositor, as amended, supplemented or otherwise modified from time to time.

    "TRANSFER DATE" means the Business Day immediately preceding each Distribution Date.

    "TRANSFER DEPOSIT AMOUNT" means, with respect to Ineligible Contracts or Excess Contracts, on any date of determination, the sum of the Discounted Contract Balances of such Contracts, together with accrued interest thereon through such date of determination at the Discount Rate in effect at the time such Contracts was transferred to the Trust, and any outstanding Servicer Advances thereon.

    "TRANSFERRED ASSETS" means all right, title and interest of the transferring party in, to and under the following:

         (i) the Initial Contracts and Subsequent Contracts, and all monies due or to become due in payment of such Contracts on and after the related Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Cutoff Date and any Excluded Amounts;

         (ii) the Equipment related to such Contracts and, in the case of any Vendor Loan, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts);

         (iii)     the Contract Files;

         (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Vendor Agreements with the Seller and under any guarantee or similar credit enhancement with respect to such Contracts;

         (v)       all Insurance Proceeds with respect to each such Contract;

         (vi) rights of the Trust Depositor under the Transfer and Sale Agreement, including, without limitation, in respect of the obligation of the Seller to repurchase or substitute for Contracts under certain circumstances as specified therein;

         (vii)     each Assignment; and

         (viii)    all income from and proceeds of the foregoing;

    PROVIDED, that Transferred Assets shall not include any Residual Investment other than the Guaranteed Residual Investment.

    "TRUST" means the trust created by the Trust Agreement and funded pursuant to this Agreement, consisting of the Trust Assets.

    "TRUST ACCOUNTS" means, collectively, the Collection Account, the Reserve Fund and the Note Distribution Account, or any of them.

    "TRUST ACCOUNT PROPERTY" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise), including without limitation the Reserve Fund Initial Deposit, and all proceeds of the foregoing.

    "TRUST AGREEMENT" means the Amended and Restated Trust Agreement, dated as of the date hereof, between the Trust Depositor and the Owner Trustee, as amended, supplemented or otherwise modified from time to time.

    "TRUST ASSETS" has the meaning given to such term in Section 2.01(b) (and in Section 2.04(a) in respect of Subsequent Contracts and related assets transferred to the Trust pursuant to Subsequent Transfer Agreements).

    "TRUST DEPOSITOR" has the meaning assigned such term in the preamble hereunder, or any successor entity thereto.

    "TRUST ESTATE" shall have the meaning specified in the Trust Agreement.

    "TRUSTEES" means the Owner Trustee and the Indenture Trustee, or any of them individually as the context may require.

    "UCC" means the Uniform Commercial Code as enacted in Indiana; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of the Trust in and to the Trust Assets or the Lien of the Indenture Trustee in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Indiana, the term UCC shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

    "UCC FILING LOCATIONS" means the States of Indiana and Delaware and each other State in which the Seller/Servicer maintains the Contract Files related to Contracts in the Contracts Pool (as of the Closing Date, the State of Texas, and each State in which a Vendor which is an Obligor on a Vendor Loan is located (as defined in the UCC in such State).

    "UNCOLLECTIBLE ADVANCE" means with respect to any Determination Date and any Contract, the amount, if any, advanced by the Servicer pursuant to Section
5.14 which the Servicer has as of such Determination Date determined in good faith will not be ultimately recoverable by the Servicer.

    "UNDERWRITING AGREEMENT" means the Underwriting Agreement, dated November
[   ], 1997, among First Union Capital Markets Corp. (as an underwriter thereunder and as Representative of the underwriters), the Trust Depositor, and Newcourt USA.

    "UNITED STATES" means the United States of America.

    "UNREIMBURSED SERVICER ADVANCES" means, at any time, the amount of all previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Sections 7.01 or 7.05 and which the Servicer has determined in its sole discretion are Uncollectible Advances, and with respect to which the Servicer has given a written certification to such effect to each Trustee.

    "VEHICLE" means any motor vehicle.

    "VENDOR" means, with respect to a Contract, the equipment manufacturer, dealer or distributor, or software licensor or distributor, or other Person that provided financing under such Contract in connection with the acquisition or use by an End-User of such party's Equipment, Software, Services or other products.

    "VENDOR AGREEMENTS" means the collective reference to Vendor Assignments and Program Agreements.

    "VENDOR ASSIGNMENT" means each assignment agreement pursuant to which an individual End-User Contract originated by a Vendor is assigned to the Seller.

    "VENDOR GUARANTEE" means the irrevocable obligation of a Vendor to pay to the Seller the aggregate oustanding principal amount of a Contract which has been cancelled by the related Obligor pursuant to the terms of such Contract.

    "VENDOR LOAN" means a limited recourse loan agreement payable by a Vendor and secured by the Vendor's interest in Secondary Contracts and by the Equipment, if any, related thereto.

    "VICE PRESIDENT" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "VICE PRESIDENT," who is a duly elected officer of such Person.

    SECTION 1.02. USAGE OF TERMS. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "WRITING" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "INCLUDING" means "INCLUDING WITHOUT LIMITATION."

    SECTION 1.03. SECTION REFERENCES. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

    SECTION 1.04. CALCULATIONS. Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

    SECTION 1.05. ACCOUNTING TERMS. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                     ARTICLE TWO

                    ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS

    SECTION 2.01.  CREATION AND FUNDING OF TRUST; TRANSFER OF TRUST ASSETS.
(a) The Trust shall be created pursuant to the terms and conditions of the Trust Agreement, upon the execution and delivery of the Trust Agreement and the filing by the Owner Trustee of an appropriately completed Certificate of Trust under the Business Trust Statute. The Trust Depositor, as settlor of the Trust, shall fund and convey assets to the Trust pursuant to the terms and provisions hereof. The Trust shall be administered pursuant to the provisions of this Agreement and the Trust Agreement for the benefit of the Noteholders and Certificateholder. The Owner Trustee is hereby specifically recognized by the parties hereto as empowered to conduct business dealings on behalf of the Trust in accordance with the terms hereof and of the Trust Agreement.

    (b) On the Closing Date, the Trust Depositor shall sell, transfer, assign, set over and otherwise convey to the Trust by execution of an Assignment substantially in the form of EXHIBIT A hereto, without recourse other than as expressly provided herein, (i) all the right, title and interest of the Trust Depositor in and to the Transferred Assets, (ii) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts from time to time (and any investments of such amounts), and (iii) all proceeds and products of the foregoing (the property in clauses (i)-(iii) above, the corpus of the Trust, being the "TRUST ASSETS"). Although the Trust Depositor and the Owner Trustee agree that such transfer is intended to be a sale, conveyance and transfer of ownership of the Trust Assets, rather than the granting of a security interest to secure a borrowing, and that the Trust Assets shall not be property of the Trust Depositor, in the event such transfer is deemed to be of a mere security interest to secure a borrowing, the Trust Depositor shall be deemed to have granted the Trust a perfected first priority security interest in such Trust Assets and this Agreement shall constitute a security agreement under applicable law, securing the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, this Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties thereto.

    SECTION 2.02. CONDITIONS TO THE CLOSING. On or before the Closing Date, the Trust Depositor shall deliver or cause to be delivered the following documents to the Owner Trustee and Indenture Trustee:

         (a) The initial List of Contracts, certified by the Chairman of the Board, President or any Vice President of the Trust Depositor, together with an Assignment substantially in the form of EXHIBIT A hereto (along with delivery of any instruments required under Section 2.06).

         (b) A certificate of an officer of the Seller substantially in the forms of EXHIBITS C-1 and C-2 hereto and of an officer of the Trust Depositor substantially in the form of EXHIBIT B hereto.

         (c) Opinions of counsel for the Seller and the Trust Depositor substantially in the form of EXHIBITS D, E and F hereto (and including as an addressee thereof each Rating Agency).

         (d) A letter from Ernst & Young LLP, or another nationally recognized accounting firm, addressed to the Seller and stating that such firm has reviewed a sample of the Initial Contracts and performed specific procedures for such sample with respect to certain contract terms and which identifies those Initial Contracts which do not conform.

         (e) Copies of resolutions of the Board of Directors of the Seller, the Servicer and the Trust Depositor or of the Executive Committee of the Board of Directors of the Seller, the Servicer and the Trust Depositor approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which any of them is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified in each case by the Secretary or an Assistant Secretary of the Seller, the Servicer and the Trust Depositor.

         (f) Officially certified, recent evidence of due incorporation and good standing of each of the Seller and the Trust Depositor under the laws of Delaware.

         (g) Evidence of proper filing with appropriate officers in the UCC Filing Locations of UCC financing statements executed by the Seller, as debtor, naming the Trust Depositor as secured party (and the Owner Trustee as assignee) and identifying the Contract Assets as collateral; and evidence of proper filing with appropriate officer in the UCC Filing Locations of UCC financing statements executed by the Trust Depositor, as debtor, naming the Owner Trustee as secured party (and the Indenture Trustee as assignee) and identifying the Trust Assets as collateral; and evidence of proper filing with appropriate officers in the UCC Filing Locations of UCC financing statements executed by the Trust and naming the Indenture Trustee as secured party and identifying the Collateral, as collateral.

         (h)  An Officer's Certificate listing the Servicer's Servicing
    Officers.

         (i) Evidence of deposit in the Collection Account of all funds received with respect to the Initial Contracts after the Initial Cutoff Date to the Closing Date, together with an Officer's Certificate from the Servicer to the effect that such amount is correct.

         (j) Evidence of deposit in the Reserve Fund of the Reserve Fund Initial Deposit by the Trust Depositor.

         (k)  A fully executed Transfer and Sale Agreement.

         (l)  A fully executed Trust Agreement.

         (m)  A fully executed Administration Agreement.

         (n)  A fully executed Indenture.

         (o) An opinion of Winston & Strawn to the effect that (i) for federal income tax purposes, the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes will be characterized as debt and the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation, and (ii) for State of Indiana income tax purposes, the characterization of the Trust will correspond to its characterization for federal income tax purposes and the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes will be characterized as debt for state income tax purposes.

    SECTION 2.03. ACCEPTANCE BY OWNER TRUSTEE. On the Closing Date, upon receipt of an Opinion of Counsel to the effect that the conditions set forth in
Section 2.02 have been satisfied, the Owner Trustee shall issue on behalf of the Trust to, or upon the order of, the Trust Depositor the Certificate representing ownership of a beneficial interest in 100% of the Trust and the Owner Trustee shall issue, and the Indenture Trustee shall authenticate, to, or upon the order of, the Trust Depositor the Notes secured by the Collateral. The Owner Trustee hereby acknowledges its acceptance, on behalf of the Trust, of the Trust Assets, and declares that it shall maintain such right, title and interest in accordance with the terms of this Agreement and the Trust Agreement upon the trust herein and therein set forth.

    SECTION 2.04. CONVEYANCE OF SUBSEQUENT CONTRACTS. (a) Subject to the conditions set forth in paragraph (b) below, the Trust Depositor shall sell, transfer, assign, set over and otherwise convey to the Trust, without recourse other than as expressly provided herein and therein, (i) all the right, title and interest of the Trust Depositor in and to the Subsequent Contracts listed on the Subsequent List of Contracts (including, without limitation, all rights to receive payments which are collected pursuant thereto on or after the related Subsequent Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive payments which were collected pursuant thereto prior to such Subsequent Cutoff Date), and
(ii) all other rights and property interests consisting of Transferred Assets related to such Subsequent Contracts (the property in clauses (i)-(ii) above, upon such transfer, becoming part of the Trust Assets). Although the Trust Depositor and the Owner Trustee agree that such transfer is intended to be a sale of ownership, rather than the granting of a security interest to secure a borrowing, and that the Trust Assets following such transfer shall not be property of the Trust Depositor, in the event such transfer is deemed to be of a mere security interest to secure a borrowing, the Trust Depositor shall be deemed to have granted the Trust a perfected first priority security interest in such Trust Assets and this Agreement shall constitute a security agreement under applicable law, securing the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, this Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto.

    (b) The Trust Depositor shall transfer to the Trust the Subsequent Contracts and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date (and the delivery of a related Addition Notice by the Trust Depositor shall be deemed a representation and warranty by the Trust Depositor, and of the Seller, that such conditions have been or will be, as of the related Subsequent Transfer Date, satisfied):

         (i) The Trust Depositor shall have provided the Owner Trustee and the Indenture Trustee with a timely Addition Notice complying with the definition thereof contained herein;

         (ii) there shall have occurred, with respect to each such Subsequent Contract, a corresponding Addition Event or Substitution Event with respect to one or more Contracts then in the Contracts Pool;

         (iii) the Subsequent Contract(s) being conveyed to the Trust, satisfy the Subsequent Contract Qualification Conditions;

         (iv) if such Subsequent Contracts include Substitute Contracts, after giving effect to the conveyance, the Substitute Contract Transfer Condition shall remain satisfied;

         (v) the Trust Depositor shall have delivered to the Owner Trustee a duly executed written assignment (including an acceptance by the Owner Trustee) in substantially the form of EXHIBIT M hereto (the "SUBSEQUENT TRANSFER AGREEMENT"), which shall include a Subsequent List of Contracts listing the Subsequent Contracts;

         (vi) the Trust Depositor shall have deposited or caused to be deposited in the Collection Account all Collections received with respect to the Subsequent Contracts on or after the related Subsequent Cutoff Date;

         (vii) as of each Subsequent Transfer Date, neither the Seller nor the Trust Depositor were insolvent nor will any of them have been made insolvent by such transfer nor are any of them aware of any pending insolvency;

         (viii) no selection procedures believed by the Seller or the Trust Depositor to be adverse to the interests of the Noteholders or Certificateholder shall have been utilized in selecting the Subsequent Contracts;

         (ix) each of the representations and warranties made by the Seller pursuant to Article III of the Transfer and Sale Agreement applicable to the Subsequent Contracts shall be true and correct as of the related

    Subsequent Transfer Date, and the Seller shall have performed all obligations to be performed by them hereunder or thereunder on or prior to such Subsequent Transfer Date; and

         (x) the Seller shall, at its own expense, on or prior to the Subsequent Transfer Date, indicate in its Computer Disk that the Subsequent Contracts identified on the Subsequent List of Contracts in the Subsequent Transfer Agreement have been sold to the Issuer through the Trust Depositor pursuant to this Agreement and the Transfer and Sale Agreement.

    SECTION 2.05.  RELEASE OF EXCLUDED AMOUNTS.   The Indenture Trustee hereby
agrees to release to the Trust from the Transferred Assets, and the Trust hereby agrees to release to the Trust Depositor, an amount equal to the Excluded Amounts immediately upon identification thereof, which release shall be automatic and shall require no further act by the Indenture Trustee or the Trust, PROVIDED that the Indenture Trustee or Owner Trustee shall execute and deliver such instruments of release and assignment, or otherwise confirm the foregoing release, as may reasonably be requested in writing by the Trust Depositor. Upon such release, such Excluded Amounts shall not constitute and shall not be included in the Transferred Assets.

    SECTION 2.06. DELIVERY OF INSTRUMENTS. The Trust Depositor shall deliver possession of all "instruments" (within the meaning of Article 9 of the UCC) not constituting part of chattel paper (within the meaning of such Article 9), which evidence any Contract and which it has received pursuant to Section 2.06 of the Transfer and Sale Agreement to the Owner Trustee on the Closing Date (or, if applicable, on the relevant Subsequent Transfer Date). Pursuant to Section 3.05 of the Indenture the Owner Trustee is required to deliver such instruments to the Indenture Trustee as pledgee under the Indenture. Accordingly, the Owner Trustee hereby authorizes and directs the Trust Depositor to deliver possession of any such instruments to the Indenture Trustee on behalf of and for the account of the Owner Trustee, and agrees that such delivery shall satisfy the condition set forth in the first sentence of this Section 2.06 above.


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                                          29

                                    ARTICLE THREE

                            REPRESENTATIONS AND WARRANTIES

    The Seller under the Transfer and Sale Agreement has made, and upon execution of each Subsequent Purchase Agreement is deemed to remake, each of the representations and warranties set forth in EXHIBIT J hereto and has consented to the assignment by the Trust Depositor to the Issuer of the Trust Depositor's rights with respect thereto. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of the Subsequent Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust. Pursuant to Section 2.01 of this Agreement, the Trust Depositor has sold, assigned, transferred and conveyed to the Issuer as part of the Trust Assets its rights under the Transfer and Sale Agreement, including without limitation, the representations and warranties of the Seller therein as set forth in EXHIBIT J attached hereto, together with all rights of the Trust Depositor with respect to any breach thereof including any right to require the Seller to repurchase or substitute for any Contract in accordance with the Transfer and Sale Agreement. It is understood and agreed that the representations and warranties set forth or referred to in this Section shall survive delivery of the Contract Files to the Owner Trustee or any custodian.

    The Trust Depositor hereby represents and warrants to the Issuer that it has entered into the Transfer and Sale Agreement with the Seller, that the Seller has made the representations and warranties in the Transfer and Sale Agreement as set forth in EXHIBIT J hereto, that such representations and warranties run to and are for the benefit of the Trust Depositor, and that pursuant to Section 2.01 of this Agreement the Trust Depositor has transferred and assigned to the Issuer all rights of the Trust Depositor to cause the Seller under the Transfer and Sale Agreement to repurchase or substitute for Contracts in the event of a breach of such representations and warranties.

    SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST DEPOSITOR. By its execution of this Agreement and each Subsequent Transfer Agreement, the Trust Depositor represents and warrants to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder that:

         (a) SELLER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in EXHIBIT J are true and correct.

         (b) ORGANIZATION AND GOOD STANDING. The Trust Depositor is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Trust Depositor or the Trust.

         (c) AUTHORIZATION; VALID SALE; BINDING OBLIGATIONS. The Trust Depositor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust to be created.
    This Agreement and the related Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of the Trust Assets, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

         (d) NO CONSENT REQUIRED. The Trust Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

         (e) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any Requirement of Law applicable to the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

         (f) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Securities (1) which, if adversely determined, would in the reasonable judgment of the Trust Depositor have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Trust Depositor or the Trust or the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate or Notes.

         (g) BULK SALES. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" laws by the Trust Depositor.

         (h) SOLVENCY. The transactions under this Agreement do not and will not render the Trust Depositor insolvent.

         (i) TAXES. The Trust Depositor has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has put all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Trust Depositor); no tax lien has been filed and, to the Trust Depositor's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

         (j) PLACE OF BUSINESS; NO CHANGES. The Trust Depositor's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in
    Section 11.04 below. The Trust Depositor has not changed its name, whether by amendment of its Certificate of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of the Subsequent Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust.


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

    SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER. The Servicer represents and warrants to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder that:

         (a) ORGANIZATION AND GOOD STANDING. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or the Trust. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms hereof.

         (b) AUTHORIZATION; BINDING OBLIGATIONS. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

         (c) NO CONSENT REQUIRED. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

         (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any Requirements of Law applicable to the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

         (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, or any other Transaction Document to which the Servicer is a party which, if adversely determined, would in the reasonable judgment of the Servicer have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Servicer or the Trust or the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.



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

                                     ARTICLE FOUR

             PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS;

    SECTION 4.01. CUSTODY OF CONTRACTS. (a) Subject to the terms and conditions of this Section 4.01, the contents of each Contract File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Noteholders, the Certificateholder, the Indenture Trustee, and the Issuer as the owner thereof; provided, however, that the contents of each Contract File identified on Schedule 1 hereto shall be held in the custody of the Person(s) as set forth in Schedule 1.

    (b) The Servicer agrees to maintain the related Contract Files at its offices where they are currently maintained, or at such other offices of the Servicer in the UCC Filing Locations as shall from time to time be identified to the Trustees by written notice; provided, however, that the Contract Files identified on Schedule 1 hereto will be maintained by third parties identified on Schedule 1 at the locations listed on Schedule 1. The Servicer may temporarily move individual Contract Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures; PROVIDED, HOWEVER, that the Servicer will take all action necessary to maintain the perfection of the Trust's interest in the Contracts and the proceeds thereof. It is intended that by the Servicer's agreement pursuant to Section 4.01(a) above and this Section 4.01(b) the Trustees and the Issuer shall be deemed to have possession of the Contract Files for purposes of Section 9-305 of the Uniform Commercial Code of the State in which the Contract Files are located.

    (c) As custodian, the Servicer shall have and perform the following powers and duties:

         (i) hold the Contract Files on behalf of the Noteholders and the Certificateholder and the Issuer and the Indenture Trustee, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof, conduct annual physical inspections of Contract Files held by it under this Agreement and certify to the Owner Trustee and the Indenture Trustee annually that it or the Person(s) identified on Schedule 1 continues to maintain possession of such Contract Files;

         (ii) implement or maintain policies and procedures in writing and signed by a Servicing Officer with respect to persons authorized to have access to the Contract Files on the Servicer's premises or at the locations set forth on Schedule 1 and the receipting for Contract Files taken from their storage area by an employee of the Servicer for purposes of servicing or any other purposes;

         (iii) attend to all details in connection with maintaining custody of the Contract Files on behalf of the Noteholders and the Certificateholder, the Issuer and the Indenture Trustee;

         (iv) at all times maintain the original of each fully executed Contract and store such original Contract in a fireproof vault;

         (v) indicate in the appropriate computer records that the Contracts as of the Closing Date (or Subsequent Transfer Date, as the case may be) have been transferred to the Trust and that a security interest in such Contracts has been granted to the Indenture Trustee; and



         (vi) within ninety (30) days of the Closing Date (or Subsequent Transfer Date, as the case may be) deliver an Officer's Certificate to the Owner Trustee and the Indenture Trustee certifying that as of a date no earlier than the Closing Date (or Subsequent Transfer Date, as the case may be) it has conducted an inventory of the Contract Files (which in the case of Subsequent Contracts, need be only of the Contract Files related to such Subsequent Contracts) and that there exists a Contract File for each Contract and stating all exceptions to such statement, if any.

    (d) In performing its duties under this Section 4.01, the Servicer agrees to act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts for the financing of Financed Items owned and/or serviced by it, and in any event with no less degree of skill and care than would be exercised by a prudent servicer of such Financed Items. The Servicer shall promptly report to the Owner Trustee and the Indenture Trustee any failure by it to hold the Contract Files as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of the Contract Files, the Servicer further agrees not to assert any legal or beneficial ownership interest in the Contracts or the Contract Files, except as provided in Section 5.06. The Servicer agrees to indemnify the Noteholders, the Certificateholder, the Owner Trustee, the Issuer and the Indenture Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Noteholders, the Certificateholder, the Owner Trustee, the Issuer and the Indenture Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of the Contract Files or any other action or omission of the Servicer in the performance of its duties and obligations as Servicer hereunder; PROVIDED, HOWEVER, that the Servicer will not be liable for any portion of any such amount resulting from the gross negligence or willful misconduct of any Noteholder, Certificateholder, the Owner Trustee, the Issuer or the Indenture Trustee. The Trustees shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

    SECTION 4.02. FILING. On or prior to the Closing Date, the Servicer shall cause the UCC financing statement(s) referred to in Section 2.02(g) to be filed and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Owner Trustee or Indenture Trustee may reasonably request to perfect and protect the Trust's first priority perfected interest in the Trust Assets against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

    SECTION 4.03. NAME CHANGE OR RELOCATION. (a) During the term of this Agreement, neither the Servicer nor the Trust Depositor shall change, nor shall the Trust Depositor permit the Seller to change, its name, identity or structure or relocate its chief executive office without first giving at least 30 days' prior written notice to the Owner Trustee and the Indenture Trustee. Within five (5) days after the Servicer becomes aware of, or receives written notice of a change in the location at which any of the Contract Files identified on
Schedule 1 are maintained, the Servicer shall give written notice of such change to the Owner Trustee and Indenture Trustee.

    (b) If any change in either the Servicer's, the Seller's or the Trust Depositor's name, identity or structure or other action would make any financing or continuation statement or notice of lien seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust's interests in the Trust Assets and the proceeds thereof. In addition, neither the Seller, the Servicer nor the Trust Depositor shall change its place of business (within the meaning of Article 9 of the UCC), or change or permit a change in the locations in which Contract Files are maintained, from the locations specified in Section
11.04 or the UCC Filing Locations unless it has first taken such action as is advisable or necessary to preserve and protect the Trust's interest in the Trust Assets. Promptly after taking any of the foregoing actions, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee an Opinion of Counsel reasonably acceptable to the Owner Trustee and the Indenture Trustee stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Issuer and Indenture Trustee in the Trust Corpus have been filed, and reciting the details of such filing.

    SECTION 4.04. COSTS AND EXPENSES. The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trust's right, title and interest in and to the Contracts (including, without limitation, the security interest in the Equipment related thereto).


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

                                     ARTICLE FIVE

                                SERVICING OF CONTRACTS

    SECTION 5.01. APPOINTMENT AND ACCEPTANCE; RESPONSIBILITY FOR CONTRACT ADMINISTRATION. Newcourt USA is hereby appointed as Servicer and custodian (as contemplated in Article IV hereof) pursuant to this Agreement. Newcourt USA accepts the appointment and agrees to act as the Servicer and custodian pursuant to this Agreement.

The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Owner Trustee, at the written request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate in the opinion of the Servicer to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer is hereby appointed the servicer hereunder until such time as any Servicer Transfer may be effected under Article Eight.

    SECTION 5.02. GENERAL DUTIES. The Servicer will service, administer and enforce the Contracts in the Contracts Pool on behalf of the Trust and will have full power and authority to do any and all things in connection with such servicing and administration which it deems necessary or desirable and as shall not contravene the provisions of this Agreement. The Servicer will manage, service, administer, and make collections on the Contracts in the Contracts Pool with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable contracts that it services for itself or others. The Servicer's duties will include collection and posting of all payments, responding to inquiries of Obligors regarding the Contracts in the Contracts Pool, investigating delinquencies, accounting for collections, furnishing monthly and annual statements with respect to collections and payments in accordance with Article Nine hereof, making Servicer Advances in its discretion, and using its best efforts to maintain the perfected first priority security interest of the Indenture Trustee in the Trust Assets. The Servicer will follow its customary standards, policies, and procedures and will have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration, and collection that it deems necessary or desirable. If the Servicer commences a legal proceeding to enforce a Defaulted Contract pursuant to Section 5.15 or commences or participates in a legal proceeding (including a bankruptcy proceeding) relating to or involving a Contract in the Contracts Pool, the Trust will be deemed to have automatically assigned such Contract to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust, pursuant to this Section 5.02, to execute and deliver, on behalf of itself and the Trust, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceedings. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, then the Owner Trustee will, at the Servicer's expense and written direction, take steps on behalf of the Trust to enforce the Contract, including bringing suit in the Trust's name.

    SECTION 5.03. CONSENT TO ASSIGNMENT OR REPLACEMENT. At the request of an Obligor, the Servicer may in its sole discretion consent to the assignment of the related Contract or the sublease of a unit of the Equipment relating to a Contract, so long as such Obligor remains liable for all of its obligations under such Contract. Upon the request of any Obligor, the Servicer may, in its sole discretion, provide for the substitution or replacement of any unit of Equipment for a substantially similar unit of Equipment, so long as such Obligor remains liable for all of its obligations under such Contract.

    SECTION 5.04.  DISPOSITION UPON TERMINATION OF CONTRACT.   Upon the
termination of a Contract included in the Contracts Pool as a result of a default by the Obligor thereunder, and upon any such Contract becoming a Defaulted Contract, the Servicer will use commercially reasonable efforts to dispose of any related Equipment. Without limiting the generality of the foregoing, the Servicer may dispose of any such Equipment by purchasing such Equipment or by selling such Equipment to any of its Affiliates for a purchase price equal to the fair market value thereof. The Servicer will deposit any Prepayments and any Expired Lease Proceeds of any such disposition in accordance with Section 7.01.

    SECTION 5.05. SUBSERVICERS. The Servicer may enter into servicing agreements with one or more subservicers (including any Affiliate of the Servicer) to perform all or a portion of the servicing functions on behalf of the Servicer; PROVIDED that the Servicer shall remain obligated and be liable to the Trust for servicing and administering the Contracts in the Contracts Pool in accordance with the provisions of this Agreement without diminution of such obligation and liability by virtue of the appointment of such subservicer, to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering such Contracts. The fees and expenses of the subservicer (if any) will be as agreed between the Servicer and its subservicer and neither the Owner Trustee, the Trust, the Indenture Trustee nor the Holders will have any responsibility therefor. All actions of a subservicer taken pursuant to such a subservicer agreement will be taken as an agent of the Servicer with the same force and effect as though performed by the Servicer.

    SECTION 5.06. FURTHER ASSURANCE. The Owner Trustee and the Indenture Trustee will execute and deliver to the Servicer, and the Servicer will prepare and furnish any subservicer, with any powers of attorney and other documents necessary or appropriate to enable the Servicer or a subservicer, as applicable, to carry out its servicing and administrative duties under this Agreement.

    SECTION 5.07. NOTICE TO OBLIGORS. The Servicer will not be required to notify any Obligor that such Obligor's Contract or related Equipment, or any security interest in such Contract or such Equipment, has been sold, transferred, assigned, or conveyed pursuant to the Transfer and Sale Agreement or pursuant to this Agreement; PROVIDED that, in the event that the Servicer resigns or is replaced, then if the place for payment pursuant to any Contract is changed, the Successor Servicer must give each related Obligor prompt written notice of the appointment of the Successor Servicer and the place to which such Obligor should make payments pursuant to each such Contract.

    SECTION 5.08.  COLLECTION EFFORTS; MODIFICATION OF CONTRACTS.   The
Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Contracts in the Contracts Pool as and when the same become due, and will follow those collection procedures which it follows with respect to all comparable contracts that it services for itself or others. The Servicer may, subject to Sections 5.09 and 5.10, at the request of an Obligor and at the Servicer's option, waive, modify or otherwise vary any other provision of a Contract in accordance with its customary and usual practices, PROVIDED, that no such waiver, modification or variance shall, without the consent of each Rating Agency, have the effect of accelerating (except as provided in Sections 5.09 and 5.10), delaying, reducing or extending the date for payment of Scheduled Payments with respect to such Contract, [PROVIDED FURTHER, that to the extent consistent with the Servicer's past practices, the Servicer may on only one occasion with respect to any Contract, permit a
deferment of not more than [            ] consecutive Scheduled Payments
(collectively, a "SKIPPED PAYMENT") under such Contract to the end of the term of such Contract so long as, as of the Date of Processing for such Skipped Payment (i) the sum of the Discounted Contract Balances of all Contracts with respect to which there have been effected Skipped Payment modifications since
the Initial Cutoff Date does not exceed [      ]% of the ADCB for the Contracts
Pool as of the Initial Cutoff Date, and (ii) such Skipped Payment is deferred to no later than the last day of the Collection Period related to the Distribution
Date that is twelve months prior to the [            ].  The Servicer may also
in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing any Contract in the Contracts Pool.]

    SECTION 5.09.  PREPAID CONTRACT.   The Servicer may, at its option and in
accordance with its customary and usual practices, agree to permit a Contract in the Contracts Pool that is not otherwise contractually prepayable by its terms to become a Prepaid Contract (which shall not include a Contract that becomes an Prepaid Contract due to a Casualty Loss); PROVIDED, that the Servicer will not permit the early termination or full prepayment of such a Contract unless (i) such early termination or full prepayment would not result in the Trust receiving an amount (the "PREPAYMENT AMOUNT') less than the sum of (A) the Discounted Contract Balance on the Determination Date immediately prior to the date of such prepayment plus any accrued and unpaid interest payments thereon (at the Discount Rate) and (B) any outstanding Servicer Advances thereon, or
(ii) if such early termination or full prepayment would result in the Trust receiving a Prepayment Amount less than the amount set forth in clause (i), either the Vendor or the Seller shall have agreed to pay the Trust the difference between the Prepayment Amount actually paid and the amount set forth in clause (i) (such payment by the Vendor or Seller also to be considered a "PREPAYMENT AMOUNT").

    SECTION 5.10. ACCELERATION. The Servicer, in its sole discretion, may accelerate (or elect not to accelerate) the maturity of all or any Scheduled Payments under any Contract in the Contracts Pool under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period); PROVIDED that the Servicer is required to accelerate the Scheduled Payments due under any Contract in the Contracts Pool (and take other action in accordance with the Seller's past practice, including repossessing or otherwise converting the related Equipment, to realize upon the value of such Contract and the related Equipment) to the fullest extent permitted by the terms of such Contract, promptly after such Contract becomes a Defaulted Contract.

    SECTION 5.11.  TAXES AND OTHER AMOUNTS.   To the extent provided for in any
Contract in the Contracts Pool, the Servicer will make reasonable efforts to collect (or cause to be collected) all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Contracts or the Equipment and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

    SECTION 5.12. SUITS BY SERVICER. Notwithstanding anything herein to the contrary, the Servicer (other than in its capacity as the Seller) does not have any obligation pursuant to this Agreement to appear in, prosecute or defend any legal action which is not incidental to its servicing duties under this Agreement.

    SECTION 5.13. REMITTANCES. The Servicer will service all Collections in accordance with Section 7.01 hereof.

    SECTION 5.14.  SERVICER ADVANCES.   For each Collection Period, if the
Servicer determines that any Scheduled Payment (or portion thereof) which was due and payable pursuant to a Contract in the Contracts Pool during such Collection Period was not received prior to the end of such Collection Period, the Servicer may make a Servicer Advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof) , to the extent that in its sole discretion it determines that it can recoup such amount from subsequent Collections under the related Contract. The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (Indianapolis time) on the related Transfer Date, in immediately available funds. The Servicer will be entitled to be reimbursed for Servicer Advances pursuant to Sections 7.05(a) and 7.05(b).

    SECTION 5.15.  REALIZATION UPON DEFAULTED CONTRACT.   The Servicer will use
its best efforts consistent with its customary and usual practices and procedures in its servicing of contracts to repossess or otherwise comparably convert the ownership of any Equipment relating to a Defaulted Contract and will act as sales and processing agent for Equipment or Applicable Security which it repossesses. The Servicer will follow such other practices and procedures as it deems necessary or advisable and as are customary and usual in its servicing of contracts and other actions by the Servicer in order to realize upon such Equipment or Applicable Security, which practices and procedures may include reasonable efforts to enforce all obligations of Obligors and repossessing and selling such Equipment or Applicable Security at public or private sale in circumstances other than those described in the preceding sentence. Without limiting the generality of the foregoing, the Servicer may sell any such Equipment or Applicable Security to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof. In any case in which any such Equipment or Applicable Security has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Equipment or Applicable Security unless it determines in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses. The Servicer will remit to the Collection Account the Liquidation Proceeds received in connection with the sale or disposition of Equipment or Applicable Security relating to a Defaulted Contract in accordance with Section 7.01 net of any amounts payable to a Vendor.

    SECTION 5.16.  MAINTENANCE OF INSURANCE POLICIES.   The Servicer will use
its best efforts to ensure that each Obligor maintains an Insurance Policy with respect to the related Equipment in an amount at least equal to the sum of the Discounted Contract Balance of the related Contract in the Contracts Pool; PROVIDED that the Servicer, in accordance with its customary servicing procedures, may allow Obligors to self-insure. Additionally, the Servicer will require that each Obligor maintain property damage liability insurance during the term of each Contract in the Contracts Pool in amounts and against risks customarily insured against by the Obligor on equipment owned by it. If an Obligor fails to maintain property damage insurance, the Servicer may purchase and maintain such insurance on behalf of, and at the expense of, the Obligor.
In connection with its activities as Servicer of the Contracts, the Servicer agrees to present, on behalf of itself, the Trust, the Indenture Trustee and the Holders, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Contract. The Servicer's Insurance Policies with respect to the related Equipment will insure against liability for personal injury and property damage relating to such Equipment, will name the Indenture Trustee as an insured thereunder and will contain a breach of warranty clause.

    SECTION 5.17. OTHER SERVICER COVENANTS. The Servicer hereby covenants that:

         (a) CONTRACT FILES. The Servicer will, at its own cost and expense, maintain all Contract Files in accordance with its customary procedures. Without limiting the generality of the preceding sentence, the Servicer will not dispose of any documents constituting the Contract Files in any manner which is inconsistent with the performance of its obligations as the Servicer pursuant to this Agreement and will not dispose of any Contract except as contemplated by this Agreement.

         (b) COMPLIANCE WITH LAW. The Servicer will comply, in all material respects, with all laws and regulations of any Governmental Authority applicable to the Servicer or the Contracts in the Contracts Pool and related Equipment and Contract Files or any part thereof; PROVIDED that the Servicer may contest any such law or regulation in any reasonable manner which will not materially and adversely affect the value of (or the rights of the Trust on behalf of the Holders or the Indenture Trustee on behalf of the Noteholders, with respect to) the Trust Assets.

         (c) OBLIGATIONS WITH RESPECT TO CONTRACTS; MODIFICATIONS. The Servicer will duly fulfill and comply with, in all material respects, all obligations on the part of the Trust Depositor to be fulfilled or complied with under or in connection with each Contract in the Contracts Pool and will do nothing to impair the rights of the Indenture Trustee and the Holders in, to and under the Trust Assets. The Servicer will perform such obligations under the Contracts in the Contracts Pool and will not change or modify the Contracts, except as otherwise provided herein and except insofar as any such failure to perform, change or modify would not materially and adversely affect the value of (or the rights of the Trust, on behalf of the Holders, or the Indenture Trustee, on behalf of the Noteholders, with respect to) the Contracts or the related Equipment.

         (d) NO BANKRUPTCY PETITION. Prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, the Servicer will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 5.17(d) will survive the termination of this Agreement.

         (f) LOCATION OF CONTRACT FILES. Except for those Contract Files identified on Schedule 1 hereto, the Contract Files shall remain at all times in the possession of the Servicer.

    SECTION 5.18. SERVICING COMPENSATION. As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in Section 5.19, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Collection Period (or portion thereof) prior to the termination of the Trust (with respect to each

Collection Period, the "SERVICING FEE") equal to one-twelfth of the product of
(A) the Servicing Fee Percentage and (B) the ADCB of the Contracts Pool as of the first day of such Collection Period.

    SECTION 5.19. PAYMENT OF CERTAIN EXPENSES BY SERVICER. The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, the Owner Trustee, the Indenture Trustee, taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Trust or the Trust Depositor, but excluding Liquidation Expenses incurred as a result of activities contemplated by Section
5.15. The Servicer will be required to pay all reasonable fees and expenses owing to the Owner Trustee or the Indenture Trustee in connection with the
maintenance of the Trust Accounts.   The Servicer shall be required to pay such
expenses for its own account and shall not be entitled to any payment or reimbursement therefor other than the Servicing Fee.

    SECTION 5.20. RECORDS. The Servicer shall, during the period it is Servicer hereunder, maintain such books of account and other records as will enable the Owner Trustee and the Indenture Trustee to determine the status of each Contract.

    SECTION 5.21. INSPECTION. (a) At all times during the term hereof, the Servicer shall afford the Owner Trustee and the Indenture Trustee and their respective authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Owner Trustee or the Indenture Trustee, or such authorized agents, and allow copies of the same to be made.
The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Owner Trustee or the Indenture Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Computer Disk and records relating thereto for conformity to Monthly Reports prepared pursuant to Article Nine and compliance with the standards represented to exist as to each Contract in this Agreement.

    (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by Securityholders.

    SECTION 5.22.  TRUSTEES TO COOPERATE IN RELEASES.   At the same  time as
(i) any Lease in the Contracts Pool becomes an Expired Lease and the Equipment related to such Lease is sold, (ii) any Contract becomes a Prepaid Contract and in connection therewith the Equipment related to such Prepaid Contract is sold, or (iii) the Servicer substitutes or replaces any unit of Equipment as contemplated in Section 5.03, the Owner Trustee, on behalf of the Trust, and the Indenture Trustee, on behalf of the Noteholders, will to the extent requested by the Servicer release the Trust's interest in the Equipment relating to such Expired Lease or Prepaid Contract or such substituted or replaced Equipment, as the case may be; PROVIDED that such release will not constitute a release of the Trust's interest in the proceeds of such sale (other than with respect to Equipment that is replaced pursuant to Section 5.03). In connection with any sale of such Equipment, the Owner Trustee, on behalf of the Trust, and the Indenture Trustee will execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may request in order to effect such release and transfer; PROVIDED that neither the Owner Trustee nor the Indenture Trustee will make any representation or warranty, express or implied, with respect to any such Equipment in connection with such sale or transfer and assignment. Nothing in this Section 5.22 shall diminish the Servicer's obligations pursuant to Section
7.01 with respect to the proceeds of any such sale.


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                                          39

                                     ARTICLE SIX

                           COVENANTS OF THE TRUST DEPOSITOR

    SECTION 6.01. CORPORATE EXISTENCE. During the term of this Agreement, the Trust Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Trust Depositor and its Affiliates will be conducted on an arm's-length basis.

    SECTION 6.02.  CONTRACTS NOT TO BE EVIDENCED BY PROMISSORY NOTES.  The
Trust Depositor will take no action to cause any Contract not originally evidenced by an instrument as described in Section 2.06, to be evidenced by an instrument (as defined in the UCC), except in connection with the enforcement or collection of such Contract.

    SECTION 6.03. SECURITY INTERESTS. The Trust Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Contract in the Contracts Pool or related Equipment, whether now existing or hereafter transferred to the Trust, or any interest therein. The Trust Depositor will immediately notify the Owner Trustee and the Indenture Trustee of the existence of any Lien on any Contract in the Contracts Pool or related Equipment; and the Trust Depositor shall defend the right, title and interest of the Trust in, to and under the Contracts in the Contracts Pool and the related Equipment, against all claims of third parties; PROVIDED, HOWEVER, that nothing in this Section 6.03 shall prevent or be deemed to prohibit the Trust Depositor from suffering to exist Permitted Liens upon any of the Contracts in the Contracts Pool or any related Equipment.

    SECTION 6.04. DELIVERY OF COLLECTIONS. The Trust Depositor agrees to pay to the Servicer promptly (but in no event later than two Business Days after receipt) all Collections received by the Trust Depositor in respect of the Contracts in the Contracts Pool, for application in accordance with Section 7.01.

    SECTION 6.05. REGULATORY FILINGS. The Trust Depositor shall make any filings, reports, notices, applications and registrations with, and seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Trust as may be necessary or that Trust Depositor deems advisable to comply with any federal or state securities or reporting requirements laws.

    SECTION 6.06. COMPLIANCE WITH LAW. Trust Depositor hereby agrees to comply in all material respects with all Requirements of Law applicable to Trust Depositor.

    SECTION 6.07. ACTIVITIES. The Trust Depositor shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, which is not directly related to the transactions contemplated and authorized by this Agreement or the other Transaction Documents; provided, however, that the Trust Depositor may purchase and sell Contracts to other Persons in securitization transactions involving Newcourt USA.

    SECTION 6.08. INDEBTEDNESS. The Trust Depositor shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except
(i) obligations incurred under this Agreement, or (ii) liabilities incident to the maintenance of its corporate existence in good standing.

    SECTION 6.09. GUARANTEES. The Trust Depositor shall not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

    SECTION 6.10. INVESTMENTS. The Trust Depositor shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except (i) for purchases of Contracts pursuant to the Transfer and Sale Agreement or purchases of Contracts permitted by Section 6.07, or (ii) for investments in Eligible Investments in accordance with the terms of this Agreement.

    SECTION 6.11. MERGER; SALES. The Trust Depositor shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution) or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

    SECTION 6.12. DISTRIBUTIONS. The Trust Depositor shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Trust Depositor or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that so long as no Event of Default has occurred and is continuing and no Event of Default would occur as a result thereof or after giving effect thereto and the Trust Depositor would continue to be Solvent as a result thereof and after giving effect thereto, the Trust Depositor may declare and pay dividends on its capital stock.

    SECTION 6.13. OTHER AGREEMENTS. The Trust Depositor shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement and the other Transaction Documents to which it is a party and any agreement relating to the purchase and sale of Contracts permitted by
Section 6.07; nor shall it amend or modify the provisions of its Certificate of Incorporation or issue any power of attorney except to the Owner Trustee, the Indenture Trustee or the Servicer.

    SECTION 6.14.  SEPARATE CORPORATE EXISTENCE.   The Trust Depositor shall:

              (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Trust Depositor will not be diverted to any other Person or for other than corporate uses of the Trust Depositor.

              (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

              (iii) Ensure that, to the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Trust Depositor contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Trust Depositor and any of its Affiliates shall be only on an arm's length basis.

              (iv) To the extent that the Trust Depositor and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

              (v) Conduct its affairs strictly in accordance with its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

              (vi) Take or refrain from taking, as applicable, each of the activities specified in the "nonsubstantive consolidation" opinion of Winston & Strawn, delivered on the Closing Date, upon which the conclusions expressed therein are based.

    SECTION 6.15. LOCATION; RECORDS. The Trust Depositor (x) shall not move outside the State of Indiana, the location of its chief executive office, without 45 days' prior written notice to the Owner Trustee and the Indenture Trustee and (y) shall not move or permit the Servicer to move the location of the Contract Files from the location(s) thereof on the Closing Date (and shall not move or permit any Person to move the location of the Contract Files identified on Schedule 1 from the location(s) listed therein), without forty-five (45) days' prior written notice to the Owner Trustee and the Indenture Trustee and (z) will promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Indenture Trustee in all Contracts in the Contracts Pool. The Trust Depositor will give the Owner Trustee and the Indenture Trustee prompt notice of a change within the State of Indiana of the location of its chief executive office.

    SECTION 6.16. LIABILITY OF TRUST DEPOSITOR; INDEMNITIES. The Trust Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Trust Depositor under this Agreement.

    The Trust Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Servicer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible personal property, Illinois personal property replacement privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Certificate or the Notes) and costs and expenses in defending against the same.

    The Trust Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Securityholders from and against any loss, liability or expense incurred by reason of the Trust Depositor's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

    The Trust Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, and the Indenture Trustee from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee, in the Trust Agreement and, in the case of the Indenture Trustee, in the Indenture, except to the extent that such cost, expense, loss, claim, damage or liability in the case of (i) the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee, or shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement, or (ii) the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee.


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

    The Trust Depositor shall be liable directly to and will indemnify any injured party or any other creditor of the Trust for all losses, claims, damages, liabilities and expenses of the Trust to the extent that the Trust Depositor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Trust Depositor were a general partner; PROVIDED, HOWEVER, that the Trust Depositor shall not be liable for any losses incurred by a Certificateholder in the capacity of an investor in the Certificate or a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the immediately preceding sentence for which the Trust Depositor shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Trust Depositor under this paragraph shall be evidenced by by Certificate described in the Trust Agreement.

    The Trust Depositor shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee from and against any loss, liability or expense incurred by reason of the Trust Depositor's or Issuer's violation of federal or state securities laws in connection with the offering and sale of the Notes and the Certificate.

    Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation; PROVIDED, HOWEVER, that the indemnification under this Section, notwithstanding anything to the contrary, is limited to the assets of the Trust Depositor. If the Trust Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Trust Depositor, without interest.

    Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee, as the case may be, and the termination of this Agreement.

    SECTION 6.17. BANKRUPTCY LIMITATIONS. The Trust Depositor shall not, without the affirmative vote of a majority of the members of the Board of Directors of the Trust Depositor (which must include the affirmative vote of at least two duly appointed Independent directors) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F) above; PROVIDED, HOWEVER, that no director may be required by any shareholder of the Trust Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Trust Depositor so long as it is Solvent.

    SECTION 6.18 LIMITATION ON LIABILITY OF TRUST DEPOSITOR AND OTHERS. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor may rely in good faith on any document of any kind, PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be, for any contractual damages, liability or expense incurred by reason of the Owner Trustee's or the Indenture Trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Trust Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.


    SECTION 6.19. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, the Trust Depositor will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.


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

                                    ARTICLE SEVEN

               ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS; RESERVE FUND


    SECTION 7.01.  TRUST ACCOUNTS; COLLECTIONS.      (a)  On or before the
Closing Date, the Trust Depositor shall establish the Collection Account, Note Distribution Account, Certificate Distribution Account and Reserve Fund, each in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholder, respectively. The Servicer and Indenture Trustee are hereby required to ensure that each of the Trust Accounts is established and maintained as a segregated corporate trust account with a Qualified Institution. If any institution with which any of the accounts established pursuant to this Section 7.01(a) are established ceases to be a Qualified Institution, the Servicer or the Indenture Trustee (as the case may be) shall within 10 Business Days establish a replacement account at a Qualified Institution after notice of such event.

    (b) The Servicer shall deposit or cause to be deposited, without deposit into any intervening account, into the Collection Account as promptly as practical after the Date of Processing (but in any case not later than the second Business Day following the Date of Processing thereof, and in all events not later than two Business Days following actual receipt of such remittance by the Servicer), all Collections on deposit with the Servicer in the form of available funds, and all Collections otherwise received by the Servicer.

    (c) Notwithstanding Section 7.01(b), the Servicer shall deposit or cause to be deposited, on the Closing Date and on each Subsequent Transfer Date thereafter, in immediately available funds into the Collection Account, all Collections received after the applicable Cutoff Date and through and including the Closing Date or Subsequent Transfer Date, as the case may be, in respect of Contracts being transferred to the Trust on such date.

    (d) Notwithstanding Sections 7.01(b) and (c), the Servicer shall not be required to deposit or cause to be deposited Collections on any Contracts in the Contracts Pool on which (and to the extent that) the Servicer has previously made a Servicer Advance which has not been reimbursed, which amounts the Servicer may retain (as reimbursement of such Servicer Advance).

    (e) Notwithstanding Sections 7.01(b) and (c), if (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Contract in the Contract Pool and such Collection was received by the Servicer in the form of a check which is not honored for any reason, or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

    SECTION 7.02.  RESERVE FUND.

    (a) On the Closing Date, the Trust Depositor, shall deposit the Reserve Fund Initial Deposit into the Reserve Fund from the net proceeds of the Securities.

    (b)  If on any Distribution Date, the amounts on deposit in the Reserve
Fund (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date) is greater than the Reserve Fund Amount, the Indenture Trustee shall distribute the excess of the amount on deposit in the Reserve Fund over the Reserve Fund Amount to the Holder of the Certificate.

    SECTION 7.03.  TRUST ACCOUNT PROCEDURES.   If the Servicer so directs, in
writing, the Indenture Trustee shall invest the amounts in the Trust Accounts in Qualified Eligible Investments of the type specified in such written direction that mature not later than one Business Day prior to the next succeeding Distribution Date. Once such funds are invested, the Indenture Trustee shall not change the investment of such funds. Any loss on such investments shall be deposited in the applicable Trust Account by the Servicer out of its own funds immediately as realized. Funds in the Trust Accounts not so invested must be insured to the extent permitted by law by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.
Subject to the restrictions herein, the Indenture Trustee may purchase a
Qualified Eligible Investment from itself or an Affiliate.   Subject to the
other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner which complies with this Section 7.03. All Investment Earnings on investments of funds in the Trust Accounts shall be deposited in the Collection Account pursuant to Section 7.01 and distributed on the next Distribution Date pursuant to Section 7.05. The Trust Depositor and the Trust agree and acknowledge that the Indenture Trustee is to have "CONTROL" (within the meaning of Section 8-102 of the UCC as enacted in Illinois) of collateral comprised of "INVESTMENT PROPERTY" (within the meaning of Section 9-115 of the UCC as enacted in Illinois) for all purposes of this Agreement. In the absence of timely written direction from the Servicer, the Indenture Trustee shall invest amounts in the Trust Accounts in Qualified Eligible Investments of the type specified in clause (vi) of the definition of Eligible Investments herein.

    SECTION 7.04. SECURITYHOLDER DISTRIBUTIONS. (a) Each Noteholder and Certificateholder as of the related Record Date shall be paid on the next succeeding Distribution Date by check mailed to such Noteholder or Certificateholder at the address for such Noteholder or Certificateholder appearing on the Note Register or Certificate Register or by wire transfer if such Noteholder or Certificateholder provides written instructions to the Indenture Trustee, or Owner Trustee, respectively, at least ten days prior to such Distribution Date.

    (b) The Indenture Trustee shall serve as the Paying Agent hereunder and shall make the payments to the Noteholders and Certificateholder required hereunder. The Indenture Trustee hereby agrees that all amounts held by it for payment hereunder will be held in trust for the benefit of the Noteholders and Certificateholder.

    SECTION 7.05.  ALLOCATIONS AND DISTRIBUTIONS.

    (a) ALLOCATIONS AND DISTRIBUTIONS PRIOR TO AN EVENT OF DEFAULT OR A RESTRICTING EVENT. On each Determination Date prior to an Event of Default or a Restricting Event, the Servicer, pursuant to written monthly payment instructions and notification, shall instruct the Indenture Trustee to withdraw, and on the succeeding Distribution Date the Indenture Trustee acting in accordance with such written instructions shall withdraw, the amounts required to be withdrawn from the Collection Account pursuant to this Section and deposited to the Note Distribution Account (pursuant to Sections 3.01 and 8.02(b) of the Indenture) in order to make the following payments or allocations from the Available Amounts for the related Distribution Date (in each case, such payment or transfer to be made only to the extent funds remain available therefor after all prior payments and transfers for such Distribution Date have been made), in the following order of priority:

         (i)       pay to the Servicer, the amount of any Unreimbursed Servicer
    Advance;

         (ii) pay to the Servicer the monthly Servicing Fee for the preceding monthly period together with any amounts in respect of the Servicing Fee that were due in respect of prior monthly periods that remain unpaid (PROVIDED, HOWEVER, that upon the occurrence and during the continuance of an Obligor Event, the Servicing Fee shall instead be paid after the allocation described in clause (xiii) below);

         (iii) pay to the Indenture Trustee on behalf of the Class A-1 Noteholders an amount equal to interest accrued in respect of the related Class A-1 Notes at the Class A-1 Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so allocated, such remaining Available Amounts shall be allocated to the Holder of each Class A-1 Note PRO RATA based upon the outstanding Principal Amount thereof;

         (iv) pay to the Indenture Trustee on behalf of the Class A-2 Noteholders an amount equal to interest accrued in respect of the related Class A-2 Notes at the Class A-2 Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so allocated, such remaining Available Amounts shall be allocated to the Holder of each Class A-2 Note PRO RATA based upon the outstanding Principal Amount thereof;

         (v) pay to the Indenture Trustee on behalf of the Class A-3 Noteholders an amount equal to interest accrued in respect of the related Class A-3 Notes at the Class A-3 Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so allocated, such remaining Available Amounts shall be allocated to the Holder of each Class A-3 Note PRO RATA based upon the outstanding Principal Amount thereof

         (vi) pay to the Indenture Trustee on behalf of the Class A-4 Noteholders an amount equal to interest accrued in respect of the related Class A-4 Notes at the Class A-4 Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so allocated, such remaining Available Amounts shall be allocated to the Holder of each Class A-4 Note PRO RATA based upon the outstanding Principal Amount thereof

         (vii) pay to the Indenture Trustee on behalf of the Class B Noteholders an amount equal to the interest accrued thereon at the Class B Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amount shall be paid to the Holder of each Class B Note PRO RATA based on the outstanding Principal Amount thereof;

         (viii) pay to the Indenture Trustee on behalf of the Class C Noteholders, an amount equal to the interest accrued thereon at the Class C Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to the Holder of each Class C Note PRO RATA based on the outstanding Principal Amount thereof;

         (ix) pay to the Indenture Trustee on behalf of the Class D Noteholders an amount equal to interest accrued thereon at the Class D Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to the Holder of each Class D Note PRO RATA based on the outstanding principal amount thereof;

         (x) pay to the Indenture Trustee, on behalf of the Class A-1 Noteholders, the Class A-1 Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-1 Note PRO RATA based on the outstanding principal amount thereof and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class A-1 Note principal in full, then such excess shall be applied in repayment of principal on the Class A-2 Notes;

         (xi) pay to the Indenture Trustee, on behalf of the Class A-2 Noteholders, the Class A-2 Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-2 Note PRO RATA based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class A-2 Note principal in full, then such excess shall be applied in repayment of principal on the Class A-3 Notes;

         (xii) pay to the Indenture Trustee, on behalf of the Class A-3 Noteholders, the Class A-3 Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-3 Note PRO RATA based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class A-3 Note principal in full, then such excess shall be applied in repayment of principal on the Class A-4 Notes;

         (xiii) pay to the Indenture Trustee, on behalf of the Class A-4 Noteholders, the Class A-4 Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-4 Note PRO RATA based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class A-4 Note principal in full, then such excess shall be applied in repayment of principal on the Class B Notes;

         (xiv) pay to the Indenture Trustee, on behalf of the Class B Noteholders, the Class B Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class B Note PRO RATA based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class B Note principal in full, then such excess shall be applied in repayment of principal on the Class C Notes;

         (xv) pay to the Indenture Trustee, on behalf of the Class C Noteholders, the Class C Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class C Note PRO RATA based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class C Note principal in full, then such excess shall be applied in repayment of principal on the Class D Notes;

         (xvi) pay to the Indenture Trustee, on behalf of the Class D Noteholders, the Class D Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class D Note PRO RATA based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding

    Class D Note principal in full, then such excess shall be applied in accordance with the priorities in clauses (xvii) and (xviii) below;

         (xvii) pay to the Indenture Trustee, for deposit into the Reserve Fund, such remaining Available Amounts up to such amount as may be required to cause the amounts on deposit in the Reserve Fund to equal the Reserve Fund Amount; and

         (xviii)   pay any remaining Available Amounts to the Holder of the
    Class E Certificate.

    Prior to the occurrence of an Event of Default or Restricting Event, if the Available Amounts are less than the amount required to make in full the payments and allocations set forth in Sections 7.05(a)(i)-(ix), amounts held in the Reserve Fund shall be withdrawn in order for any of such payments or allocations to be made and such amounts will be considered as Available Amounts for such purpose only. In addition, to the extent Available Amounts are insufficient to provide for the repayment in full of the Class A-1 Notes on the Class A-1 Maturity Date (or, following the repayment in full of the Class A-1 Notes, to the extent such Available Amounts are insufficient to provide for the repayment in full of the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes or Class E Certificate on their respective Maturity Dates, in such order of priority), then amounts held in the Reserve Fund shall be withdrawn and applied to repay principal of such Notes or Certificate in such order of priority on such respective Maturity Dates until the Reserve Fund is exhausted.

    (b) ALLOCATIONS AND PAYMENTS AFTER AN EVENT OF DEFAULT OR A RESTRICTING EVENT. On each Determination Date after the occurrence of an Event of Default or on each Determination Date after the occurrence, but only during the continuance, of a Restricting Event, the Servicer, pursuant to monthly payment instructions and notification, shall instruct the Indenture Trustee to withdraw, and on the succeeding Distribution Date the Indenture Trustee acting in accordance with such instructions shall withdraw, the amounts required to be withdrawn from the Collection Account pursuant to this Section and deposited to the Note Distribution Account (pursuant to Sections 3.01 and 8.02(b) of the Indenture) in order to make the following payments or allocations from the Available Amounts for the related Distribution Date (in each case, such payment or transfer to be made only to the extent funds remain available therefor after all prior payments and transfers for such Distribution Date have been made), in the following order of priority:

         (i) pay to the Indenture Trustee the amount of any unpaid fees and expenses to which the Indenture Trustee is entitled under Section 5.06(a)(i) of the Indenture;

         (ii) pay to the Servicer, the amount of any Unreimbursed Servicer Advances;

         (iii) pay to the Servicer the monthly Servicing Fee for the preceding monthly period together with any amounts in respect of the Servicing Fee that were due in respect of prior monthly periods that remain unpaid;

         (iv) pay to the Indenture Trustee on behalf of the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and the Class A-4 Noteholders an amount equal to interest accrued in respect of the related Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes at the respective Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate and Class A-4 Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so allocated, such remaining Available Amounts shall be allocated to the Holders of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes PRO RATA based upon the then-outstanding Principal Amounts thereof;

         (v) pay to the Indenture Trustee on behalf of the Class B Noteholders an amount equal to the interest accrued thereon at the Class B Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amount shall be paid to the Holder of each Class B Note PRO RATA based on the outstanding Principal Amount thereof;

         (vi) pay to the Indenture Trustee on behalf of the Class C Noteholders, an amount equal to the interest accrued thereon at the Class C Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to the Holder of each Class C Note PRO RATA based on the outstanding Principal Amount thereof;

         (vii) pay to the Indenture Trustee on behalf of the Class D Noteholders, an amount equal to the interest accrued thereon at the Class D Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; PROVIDED, that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to the Holder of each Class D Note PRO RATA based on the outstanding principal amount thereof;

         (viii) pay to the Indenture Trustee, on behalf of the Class A-1 Noteholders, the Class A-1 Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-1 Note PRO RATA based on the outstanding principal amount thereof and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class A-1 Note principal in full, then such excess shall be applied in repayment of principal on Class A-2 Notes;

         (ix) pay to the Indenture Trustee, on behalf of the Class A-2 Noteholders, the Class A-2 Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-2 Note PRO RATA based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class A-2 Note principal in full, then such excess shall be applied in repayment of principal on the Class A-3 Notes;

         (x) pay to the Indenture Trustee, on behalf of the Class A-3 Noteholders, the Class A-3 Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-3 Note PRO RATA based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class A-3 Note principal in full, then such excess shall be applied in repayment of principal on the Class A-4 Notes;

         (xi) pay to the Indenture Trustee, on behalf of the Class A-4 Noteholders, the Class A-4 Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-4 Note PRO RATA based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class A-4 Note principal in full, then such excess shall be applied in repayment of principal on the Class B Notes;

         (xii) pay to the Indenture Trustee, on behalf of the Class B Noteholders, the Class B Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class B Note PRO RATA based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class B Note principal in full, then such excess shall be applied in repayment of principal on the Class C Notes;

         (xiii) pay to the Indenture Trustee, on behalf of the Class C Noteholders, the Class C Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class C Note PRO RATA based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class C Note principal in full, then such excess shall be applied in repayment of principal on the Class D Notes;

         (xiv) pay to the Indenture Trustee, on behalf of the Class D Noteholders, the Class D Principal Payment Amount for such Distribution Date; PROVIDED (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class D Note PRO RATA based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class D Note principal in full, then such excess shall be applied in repayment of principal on the Class E Certificate; and

         (xv) pay all other remaining Available Amounts to the Holder of the Class E Certificate.

    Following the occurrence and during the continuance of an Event of Default or Restricting Event, if the Available Amounts are less than the amount required to make in full the payments and allocations set forth in Sections 7.05(b)(i)-(xiv), amounts held in the Reserve Fund shall be withdrawn in order for any of such payments or allocations to be made (in the same order of priority) and such amounts will be considered as Available Amounts for such
purpose only.   In addition, to the extent Available Amounts are insufficient to provide for the repayment in full of the Class A-1 Notes on the Class A-1 Maturity Date (or, following the repayment in full of the Class A-1 Notes, to the extent such Available Amounts are insufficient to provide for the repayment in full of the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes or Class E Certificate on their respective Maturity Dates, in such order of priority), then amounts held in the Reserve Fund shall be withdrawn and applied to repay principal of such Notes or Certificate in such order of priority on such respective Maturity Dates until the Reserve Fund is exhausted.

    SECTION 7.06. REPURCHASES OF, OR SUBSTITUTION FOR, CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES. Upon a discovery by the Servicer, the Trust Depositor or the Trustees of a breach of a representation or warranty of the Seller as set forth in EXHIBIT J hereto or as made or deemed made in any Addition Notice or any Subsequent Purchase Agreement relating to Subsequent Contracts that materially adversely affects the Trust's interest in such Contract (without regard to the benefits of the Reserve Fund) (an "INELIGIBLE CONTRACT"), or of an inaccuracy with respect to the representations as to concentrations of the Initial Contracts made under Section 3.05 of the Transfer and Sale Agreement, the party discovering the breach shall give prompt written notice to the other parties (and the Servicer shall, with respect to an inaccuracy concerning concentrations, select one or more Contracts, without employing adverse selection, as the related Excess Contract for purposes of this Section), PROVIDED, that the Trustees shall have no duty or obligation to inquire or to investigate the breach by the Seller of any of such representations or warranties. The Seller, as provided in the Transfer and Sale Agreement and in accordance with this Section 7.06, shall repurchase each such Ineligible Contract or Excess Contract, at a repurchase price equal to the Transfer Deposit Amount, not later than thirty (30) days following the date the Seller becomes aware of, or receives written notice from any Trustee, the Servicer or the Trust Depositor of, any such breach or inaccuracy and which breach or inaccuracy has not otherwise been cured; PROVIDED, HOWEVER, that if the Seller is able to effect a substitution for any such Ineligible Contract or Excess Contract in compliance with Section 2.04, the Seller may, in lieu of repurchasing such Contract, effect a substitution for such affected Contract with a Substitute Contract not later than the date a repurchase of such affected Contract would be required hereunder, and PROVIDED FURTHER that with respect to a breach of representation or warranty relating to the Contracts in the aggregate and not to any particular Contract the Seller may select Contracts (without adverse selection) to repurchase (or substitute for) such that had such Contracts not been included as part of the Trust Assets (and, in the case of a substitution, had such Substitute Contract been included as part of the Trust Assets instead of the selected Contract) there would have been no breach of such representation or warranty. Notwithstanding any other provision of this Agreement, the obligation of the Seller under the Transfer and Sale Agreement and described in this Section 7.06 shall not terminate or be deemed released by any party hereto upon a Servicer Transfer pursuant to Article Eight. The repurchase obligation described in this Section 7.06 is in no way to be satisfied with monies in the Reserve Fund.

    SECTION 7.07. REASSIGNMENT OF REPURCHASED OR SUBSTITUTED CONTRACTS. Upon receipt by the Indenture Trustee for deposit in the Collection Account of the Transfer Deposit Amount as described in Section 7.06 (or upon the Subsequent Transfer Date related to a Substitute Contract described in Section 7.06) or the repurchase price set forth in Section 7.08, and upon receipt of a certificate of a Servicing Officer in the form attached hereto as EXHIBIT G, the Indenture Trustee shall assign to the Seller all of the Trust's right, title and interest in the repurchased or substituted Contract and related Trust Assets without recourse, representation or warranty, and such reassigned Contract shall no longer thereafter be included in any calculations of Discounted Contract Balances required to be made hereunder or otherwise be deemed a part of the Trust.

    SECTION 7.08. SELLER'S AND TRUST DEPOSITOR'S REPURCHASE OPTION. As provided in the Transfer and Sale Agreement, on written notice to the Indenture Trustee at least twenty (20) days prior to a Distribution Date, and provided that the ADCB of all Contracts in the Contracts Pool is then less than 10% of the ADCB of such Contracts as of the Initial Cutoff Date, the Seller, through the Trust Depositor, may (but is not required to) repurchase from the Trust on that Distribution Date all outstanding Contracts at a price equal to the sum of
(a) aggregate outstanding Principal Amount of the Securities (other than the Class E Certificate) as of the current Distribution Date thereon, and (b) the amount of unreimbursed Servicer Advances (if any) as well as accrued and unpaid monthly Servicing Fees to the date of such repurchase. Such price is to be deposited in the Collection Account one Business Day before such Distribution Date, against the Owner Trustee's and Indenture Trustee's and Trust Depositor's release of the Contracts and the Contract Files to the Seller.


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                                          51

                                    ARTICLE EIGHT

                          SERVICER DEFAULT; SERVICE TRANSFER

    SECTION 8.01. SERVICER DEFAULT. "SERVICER DEFAULT" means the occurrence of any of the following:

         (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Owner Trustee or the Indenture Trustee pursuant to this Agreement on or before the date occurring three Business Days after the date such payment, transfer, deposit, or such instruction or notice or report is required to be made or given, as the case may be, under the terms of this Agreement; or

         (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement which has a material adverse effect on the Noteholders or Certificateholder, which continues unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Noteholders or Certificateholder or the Indenture Trustee on behalf of such Noteholders of Notes aggregating not less than 25% of the Principal Amount of any Class adversely affected thereby and
    (ii) the date on which the Servicer becomes aware thereof and such failure continues to materially adversely affect such Noteholders or Certificateholder for such period; or

         (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to the this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Noteholders or Certificateholder and which continues to be incorrect in any material respect for a period of 30 days after the first to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer and the Owner Trustee by the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by Noteholders or Certificateholder or by the Indenture Trustee on behalf of Noteholders of Notes aggregating not less than 25% of the Principal Amount of any Class adversely affected thereby and (ii) the date on which the Servicer becomes aware thereof, and such incorrectness continues to materially adversely affect such Holders for such period; or

    (d)  an Insolvency Event shall occur with respect to the Servicer.

    Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (a) above for a period of five Business Days or referred to under clause (b) or (c) for a period of 60 days (in addition to any period provided in (a), (b) or (c)) shall not constitute a Servicer Default until the expiration of such additional five Business Days or 60 days, respectively, if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or other similar occurrences. Upon the occurrence of any such event the Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Owner Trustee, the Indenture Trustee and the Trust Depositor prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee in writing of any Servicer Default.

    SECTION 8.02. SERVICER TRANSFER. (a) If a Servicer Default has occurred and is continuing, (x) the Required Holders, or (y) the Indenture Trustee may, by written notice (a "TERMINATION NOTICE") delivered to the parties hereto, terminate all (but not less than all) of the Servicer's rights and obligations under this Agreement.

    (b) Upon delivery of the notice required by Section 8.02(a) (or, if later, on a date designated therein), and on the date that a successor Servicer shall have been appointed pursuant to Section 8.03 (such appointment being herein called a "SERVICER TRANSFER"), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files or otherwise, shall pass to and be vested in such successor (the "SUCCESSOR SERVICER") pursuant to and under this Section 8.02; and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts. The Servicer shall transfer to the Successor Servicer all records held by the Servicer relating to the Contracts in such electronic form as the Successor Servicer may reasonably request and (ii) any Contract Files in the Servicer's possession. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, and shall pay the reasonable transition expenses of the Successor Servicer. Upon a Servicer Transfer, the Successor Servicer shall also be entitled to receive the Servicing Fee for performing the obligations of the Servicer.


    SECTION 8.03. APPOINTMENT OF SUCCESSOR SERVICER; RECONVEYANCE; SUCCESSOR SERVICER TO ACT . Upon delivery of the notice required by Section 8.02(a) (or, if later, on a date designated therein), the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or, if no such date is specified, until a date mutually agreed by the Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of or receipt of a Termination Notice, appoint a Successor Servicer, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and Owner Trustee. If within 60 days of delivery of a Termination Notice the Indenture Trustee is unable to obtain any bids from eligible servicers and the Servicer shall have yet to cure the Servicer Default, then the Indenture Trustee shall offer the Trust Depositor, and the Trust Depositor shall offer the Seller, the right to accept retransfer of all the Trust Assets, and such parties may accept retransfer of such Trust Assets in consideration of the Trust Depositor's delivery to the Collection Account on or prior to the next upcoming Distribution Date of a sum equal to the Aggregate Principal Amount of all Securities (other than the Certificate) then outstanding, together with accrued and unpaid interest thereon through such date of deposit (provided, that the Indenture Trustee, if so directed by the Required Holders, need not accept and effect such reconveyance in the absence of evidence (which may include valuations of an investment bank or similar entity) reasonably acceptable to such Trustee or Required Holders that such retransfer would not constitute a fraudulent conveyance of the Trust Depositor or the Seller).

    In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the then Servicer has ceased to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. Notwithstanding the foregoing, if the Indenture Trustee is legally unable or prohibited from so acting, it shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of at least $50,000,000 and whose regular business includes the servicing of contracts similar to the Contracts as the Successor Servicer hereunder. On or after a Servicer Transfer, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Servicer Transfer; PROVIDED, HOWEVER, that (i) the Successor Servicer will not assume any obligations of the Servicer described in Section 8.03 and (ii) the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Servicer Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. As compensation therefor, the Successor Servicer shall be entitled to receive reasonable compensation equal to the monthly Servicing Fee. The Owner Trustee, Securityholders and the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. To the extent the terminated Servicer has made Servicer Advances, it shall be entitled to reimbursement of the same notwithstanding its termination hereunder, to the same extent as if it had continued to service the Contracts hereunder. In addition, it is understood and agreed that if an Event of Default has occurred and a Servicer Transfer is being effected by action of the Indenture Trustee hereunder, any documented expenses reasonably incurred by the Indenture Trustee in connection with effecting such Servicer Transfer shall be deemed expenses reimbursable from Available Amounts after an Event of Default pursuant to Section 7.05(b)(i) hereof and Section 5.06(a)(i) of the Indenture.

    SECTION 8.04. NOTIFICATION TO SECURITYHOLDERS. (a) Promptly following the occurrence of any Servicer Default, the Servicer shall give written notice thereof to the Trustees, the Trust Depositor and each Rating Agency at the addresses described in Section 11.04 and to the Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

    (b) Within 10 days following any termination or appointment of a Successor Servicer pursuant to this Article VIII, the Indenture Trustee shall give written notice thereof to each Rating Agency and the Trust Depositor at the addresses described in Section 11.04, and to the Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

    SECTION 8.05. EFFECT OF TRANSFER. (a) After a Servicer Transfer, the terminated Servicer shall have no further rights or obligations under this Agreement, including, without limitation, with respect to the management, administration, servicing, custody or collection of the Contracts and the Successor Servicer appointed pursuant to Section 8.03 shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

    (b) A Servicer Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer) other than those relating to the management, administration, servicing, custody or collection of the Contracts.

    SECTION 8.06. DATABASE FILE. The Servicer will provide the Successor Servicer with a magnetic tape containing the database file for each Contract on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Default.

    SECTION 8.07. SUCCESSOR SERVICER INDEMNIFICATION. The original Servicer shall defend, indemnify and hold the Successor Servicer and any officers, directors, employees or agents of the Successor Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees, and expenses that the Successor Servicer may sustain in connection with the claims asserted at any time by third parties against the Successor Servicer which result from (i) any willful or grossly negligent act taken or omission by the Servicer or (ii) a breach of any representations of the Servicer in Section 3.02. Notwithstanding anything to the contrary, the indemnification provided by this Section 8.07 shall survive
(a) a Service Transfer and/or (b) the termination of this Agreement.

    SECTION 8.08. RESPONSIBILITIES OF THE SUCCESSOR SERVICER. The Successor Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Successor Servicer.

    The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Contract payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable Contract information. The current

Servicer shall be obligated to pay the costs associated with the transfer of the servicing files and records to the Successor Servicer.

    The Successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or the failure of any such Person to prepare or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Trust Depositor or the Trustees or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Contract with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Contract.

    If the Indenture Trustee or any other Successor Servicer assumes the role of Successor Servicer hereunder such Successor Servicer shall be entitled to the benefits of (and subject to the provisions of) Section 5.05 concerning delegation of duties to subservicers.

    SECTION 8.09.  RATING AGENCY CONDITION FOR SERVICER TRANSFER.
Notwithstanding the foregoing provisions relating to a Servicer Transfer, no Servicer Transfer shall be effective hereunder unless prior written notice thereof shall have been given to the Rating Agencies, and the Rating Agency Condition shall have been satisfied with respect thereto.


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                                          55

                                     ARTICLE NINE

                                       REPORTS

    SECTION 9.01. MONTHLY REPORTS. With respect to each Distribution Date and the related Collection Period, the Servicer will provided to each Trustee, and each Rating Agency, on the related Determination Date, a monthly statement (a "MONTHLY REPORT") substantially in the form of EXHIBIT I hereto. On each Distribution Date, the Indenture Trustee will forward to each Noteholder a copy of the Monthly Report for the related Collection Period.

    SECTION 9.02. OFFICER'S CERTIFICATE. Each Monthly Report delivered pursuant to Section 9.01 shall be accompanied by a certificate of a Servicing Officer certifying the accuracy of the Monthly Report and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default has occurred, or if such event has occurred and is continuing, specifying the event and its status.

    SECTION 9.03. OTHER DATA. In addition, the Servicer shall, upon the request of any Trustees, or any Rating Agency, furnish such Trustee or Rating Agency, as the case may be, such underlying data used to generate a Monthly Report as may be reasonably requested.

    SECTION 9.04.  ANNUAL REPORT OF ACCOUNTANTS.

    (a) The Servicer shall cause a firm of nationally recognized independent chartered accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer or its Affiliates, to deliver to the Trustees and each Rating Agency, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on March 31, 1998 with respect to the twelve months ended the immediately preceding December 31 (or other applicable date), a report addressed to the Board of Directors of the Servicer and to the Trustees, to the effect that such Independent Accountants have, at the request of the Servicer, reviewed certain documents and records relating to the servicing of the Contracts in the Contracts Pool (including but not limited to the Monthly Reports for such year), and based on such review, which was performed in accordance with generally accepted standards for review engagements and which consisted primarity of inquiry, analytical procedures and discussion related to information supplied to such Independent Accountants, no matters came to the attention of such Independent Accountants that caused them to believe that (i) such servicing was not conducted in compliance with Section Five of this Agreement or (ii) the Monthly Reports for such year were not prepared in accordance with Section 9.01. A copy of such report (the "REVIEW ENGAGEMENT REPORT") may be obtained by any Securityholder by a request in writing to the Indenture Trustee, in the case of a Noteholder, or to the Owner Trustee, in the case of a Certificateholder, addressed to its respective Corporate Trust Office. In the event such firm of Independent Accountants requires the Indenture Trustee to agree to the procedures performed by such firm of Independent Accountants, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

    (b) The Review Engagement Report shall also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

    SECTION 9.05. ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER. The Servicer will deliver to the Trustees, and each of the Rating Agencies, on or before January 31 of each year commencing January 31, 1998, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed or cause to be performed in all material respects all its obligations under this Agreement and no Servicer Default has occurred or is continuing, or, if there has been a

Servicer Default, specifying each such default known to such officer and the nature and status thereof and the steps being taken or necessary to be taken to remedy such event. A copy of such certificate may be obtained by any Securityholder by a request in writing to the Indenture Trustee, with respect to any Noteholder, or the Owner Trustee, with respect to any Certificateholder.

    SECTION 9.06. ANNUAL SUMMARY STATEMENT. On or prior to January 31 of each year, commencing January 31, 1998, the Servicer shall prepare and provide to each Trustee, and each Rating Agency, a cumulative summary of the information required to be included in the Monthly Reports for the Collection Periods ending during the immediately preceding calendar year.


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                                          57

                                     ARTICLE TEN

                                     TERMINATION

    SECTION 10.01. SALE OF TRUST ASSETS.

    (a) Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "INSOLVENCY PROCEEDS") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee to allocate and apply (after the application on such Distribution Date of Available Amounts and funds on deposit in the Reserve Fund pursuant to Section 7.04) the Insolvency Proceeds as if (and in the same order of priority as) the Insolvency Proceeds were Available Amounts being allocated and distributed on such date pursuant to Section 7.04(b).

    (b) As described in Article Nine of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

    (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholder will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.


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                                          58

                                    ARTICLE ELEVEN

                                    MISCELLANEOUS

    SECTION 11.01. AMENDMENT.

    (a) This Agreement may be amended by the Trust Depositor, the Servicer, the Indenture Trustee and the Issuer, collectively, without the consent of any Securityholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement, PROVIDED, HOWEVER that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder.

    (b) This Agreement may also be amended from time to time by the Trust Depositor, the Servicer, the Indenture Trustee and the Issuer, with the consent of the Required Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; PROVIDED, HOWEVER, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of (A) Collections of payments on the Contracts or distributions that shall be required to be made on any Note or Certificate (including by way of amendment of related definitions), or (B) the manner in which the Reserve Fund is applied, or (ii) change in any manner (including through amendment of related definitions), the Holders which are required to consent to any such amendment, or (iii) make any Note or Certificate payable in money other than Dollars, without the consent of the Holders of all Notes and the Certificate of the relevant affected Class then outstanding.

    (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

    (d) Promptly after the execution of any such amendment or consent, the Indenture Trustee, shall furnish written notification of the substance of such amendment or consent to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and the Certificateholder pursuant to Section 11.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholder of the execution thereof shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

    (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution as set forth in the Transaction Documents have been satisfied. Such Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties or immunities under this Agreement or otherwise.

    (f) Notwithstanding anything to the contrary in this Section 11.01, the Trust Depositor or the Servicer, acting on behalf of the Trust Depositor, may request each Rating Agency to approve a formula for determining the Reserve Fund Amount that is different from the formula or result determined from the current definition thereof contained herein so as to result in a decrease in the amount of the Reserve Fund Amount or the manner by which such Reserve Fund is funded. If each Rating Agency delivers to the Indenture Trustee and Owner Trustee a written notice or letter satisfying the Rating Agency Condition in connection with such change, then the Reserve Fund Amount will be theretofore determined in accordance with such changed formula or manner of funding, and an amendment to this Agreement effecting such change may be executed without the consent of any Securityholders.

    SECTION 11.02. PROTECTION OF TITLE TO TRUST.

    (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer, the Securityholders, the Indenture Trustee and the Owner Trustee in the Contracts and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

    (b) Neither the Seller, the Trust Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 4.02(a) seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Issuer, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

    (c) The Seller, the Trust Depositor and the Servicer shall give the Issuer, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of the principal executive office of the Seller, or the Trust Depositor or the Servicer if, as a result of such relocation, the applicable provisions of the UCC would require filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and the Servicer shall promptly file or cause to be filed any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

    (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Contract and the amounts from time to time deposited in or credited to the Collection Account in respect of each Contract.

    (e) The Servicer shall maintain or cause to be maintained its computer systems so that, from and after the time of sale under this Agreement of the Contracts, the Servicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly the interest of the Issuer and the Indenture Trustee in such Contract and that such Contract is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's ownership of and the Indenture Trustee's interest in a Contract shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Contract shall have been paid in full or repurchased or substituted for.

    (f) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee and reciting the details of each filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

    SECTION 11.03. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws, except that the duties of the Owner Trustee shall be governed by the laws of the State of Delaware.

    SECTION 11.04. NOTICES.   All notices, demands, certificates, requests and
communications hereunder ("notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

           (i)     If to the Servicer or Seller:

                   Newcourt Financial USA, Inc.
                   2700 Bank One Tower
                   111 Monument Circle
                   Indianapolis, Indiana  46204
                   Attention: Scott Herbst

                   Fax No.: (317) 592-1116
                   Telephone No.: (317) 767-0077

          (ii)     If to the Trust Depositor:

                   Newcourt Receivables Corporation II
                   2700 Bank One Tower
                   111 Monument Circle
                   Indianapolis, Indiana  46204
                   Attention: Scott Herbst

                   Fax No.: (317) 592-1116
                   Telephone No.: (317) 767-0077

         (iii)     If to the Indenture Trustee:

                   Manufacturers and Traders Trust Company
                   1 M&T Plaza, 7th Floor
                   Buffalo, New York 14203

                   Attention: Kathy E. Puccio

                   Fax No.: (716) 842-4474
                   Telephone No.: (716) 842-5223

          (iv)     If to the Owner Trustee:

                   Chase Manhattan Bank Delaware
                   1201 Market Street
                   Wilmington, Delaware 19801-1167

                   Attention: Corporate Trust Administration Department

                   Fax No.: (302) 984-4903
                   Telephone No.: (302) 428-3378


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

           (v)     If to Moody's:

                   Moody's Investors Service, Inc.
                   99 Church Street
                   New York, New York 10007
                   Attention: ABS Monitoring Department

                   Telecopier No.: (212) 553-0344

           (vi)    If to S&P:

                   Standard & Poor's Ratings Services, a division
                        of The McGraw Hill Companies
                   25 Broadway
                   New York, New York 10004
                   Attention: Structured Finance Ratings

                   Fax No.: (212) 208-1582

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

    SECTION 11.05. SEVERABILITY OF PROVISIONS. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificate or the rights of the Holders thereof.

    SECTION 11.06. THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

    SECTION 11.07. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

    SECTION 11.08. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

    SECTION 11.09. NO BANKRUPTCY PETITION. Each of the Indenture Trustee, the Servicer, the Owner Trustee and each Holder (by acceptance of the applicable Securities) covenants and agrees that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 11.09 will survive the termination of this Agreement.

    SECTION 11.10. JURISDICTION.    Any legal action or proceeding with respect
to this Agreement may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each party hereto consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

    SECTION 11.11. TAX CHARACTERIZATION.    Notwithstanding the provisions of
Section 2.01 and Section 2.04 hereof, the Trust Depositor and Owner Trustee agree that pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii), the Trust is to be disregarded as a separate entity from the Trust Depositor for federal and State of Indiana income tax purposes.

    SECTION 11.12. INDEMNIFICATION. The Servicer will indemnify the Trust Depositor, the Trust, the Owner Trustee and the Indenture Trustee and any of their officers, directors, employees or agents (each an "INDEMNIFIED PARTY") from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that any Indemnified Party may sustain in connection with claims asserted by third parties against such Indemnified Party which result from any act or omission on the part of the Servicer with respect to the Trust pursuant to this Agreement except where such claims arise out of any willful misconduct, gross negligence or bad faith on the part of such Indemnified Party. Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or Indenture Trustee, as the case may be, and the termination of this Agreement.


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                                          63

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                             NEWCOURT RECEIVABLES ASSET TRUST 1997-1


                                  By:  Chase Manhattan Bank Delaware, not in
                                       its individual capacity but solely as
                                       Owner Trustee on behalf of the Trust



                                  By:
                                       ---------------------------------------

                                       Printed Name:
                                                    ----------------------

                                       Title:
                                             -----------------------------


                             NEWCOURT RECEIVABLES CORPORATION II, as Trust Depositor



                                  By:
                                       ---------------------------------------

                                       Printed Name:
                                                    ----------------------

                                       Title:
                                             -----------------------------


                                  By:
                                       ---------------------------------------

                                       Printed Name:
                                                    ----------------------

                                       Title:
                                             -----------------------------

                             NEWCOURT FINANCIAL USA, INC., as Servicer



                                  By:
                                       ---------------------------------------

                                       Printed Name:
                                                    ----------------------

                                       Title:
                                             -----------------------------


                                  By:
                                       ---------------------------------------

                                       Printed Name:
                                                    ----------------------

                                       Title:
                                             -----------------------------




                             MANUFACTURERS AND TRADERS TRUST COMPANY,
                                  not in its individual capacity but solely as Indenture Trustee


                                  By:
                                       ---------------------------------------

                                       Printed Name:
                                                    ----------------------

                                       Title:
                                             -----------------------------

                                      EXHIBIT A


                                 [Form of Assignment]

    In accordance with the Sale and Servicing Agreement (the "SALE AND SERVICING AGREEMENT") dated as of November 1, 1997 made by and between the undersigned, as Trust Depositor ("TRUST DEPOSITOR"), Newcourt Financial USA, Inc., as Servicer, Manufacturers and Traders Trust Company as Indenture Trustee and the Newcourt Receivables Asset Trust 1997-1 (the "TRUST"), as assignee thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to the Trust (i) all the right, title and interest of the Trust Depositor in and to the Initial Contracts listed on the initial List of Contracts delivered on the Closing Date (including, without limitation, all rights to receive Collections with respect thereto on or after the Initial Cutoff Date, but excluding any Scheduled Payments due prior to the Initial Cutoff Date and any Excluded Amounts), and (ii) all other Transferred Assets relating to the foregoing.

    Capitalized terms used herein have the meaning given such terms in the Sale and Servicing Agreement.

    This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in Article III of the Agreement and no others.

    IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly
executed this [            ] day of November, 1997.

                             NEWCOURT RECEIVABLES CORPORATION II



                                  By:
                                       ---------------------------------------

                                       Printed Name:
                                                    ----------------------

                                       Title:
                                             -----------------------------


                                  By:
                                       ---------------------------------------

                                       Printed Name:
                                                    ----------------------

                                       Title:
                                             -----------------------------

                                      EXHIBIT B

                   [Form of Closing Certificate of Trust Depositor]

                         NEWCOURT RECEIVABLES CORPORATION II

                                OFFICER'S CERTIFICATE

    The undersigned certifies that he/she is [________] of Newcourt Receivables Corporation II, a Delaware corporation (the "TRUST DEPOSITOR"), and that as such is duly authorized to execute and deliver this certificate on behalf of the Trust Depositor in connection with the Sale and Servicing Agreement (the
"AGREEMENT") dated as of [            ], 1997 (the "EFFECTIVE DATE") by and
among the Trust Depositor, [      ] (the "INDENTURE TRUSTEE"), as Indenture
Trustee, Newcourt Financial USA, Inc. ("NEWCOURT USA"), as Servicer, and the Newcourt Receivables Asset Trust 1997-1 ("ISSUER") (all capitalized terms used herein without definition having the respective meanings set forth in the Agreement), and further certifies as follows:

         (1) Attached hereto as EXHIBIT I is a true and correct copy of the Certificate of Incorporation of the Trust Depositor, together with all amendments thereto as in effect on the date hereof.

         (2) There has been no other amendment or other document filed affecting the Certificate of Incorporation of the Trust Depositor since _____, and no such amendment has been authorized by the Board of Directors or shareholders of the Trust Depositor.

         (3)  Attached hereto as EXHIBIT II is a Certificate of the Secretary
    of State of the State of Delaware dated [            ], 1997 stating that
    the Trust Depositor is duly incorporated under the laws of the State of Delaware and is in good standing.

         (4) Attached hereto as EXHIBIT III is a true and correct copy of the Bylaws of the Trust Depositor, as amended, which were in full force and
    effect on [            ], 1997, and at all times subsequent thereto.

         (5) Attached hereto as EXHIBIT IV is a true and correct copy of resolutions adopted pursuant to the unanimous written consent of the Board of Directors of the Trust Depositor relating to the execution, delivery and performance of (among other things) the Agreement; the Transfer and Sale Agreement dated as of the Effective Date among the Trust Depositor and Newcourt USA; the Amended and Restated Trust Agreement dated as of the
    Effective Date between the Trust Depositor and  [            ] (the "OWNER
    TRUSTEE"), as Owner Trustee; the Administration Agreement dated as of the Effective Date among the Trust Depositor, the Issuer, the Indenture Trustee, and Newcourt USA, as Administrator; the Placement Agency Agreement (as defined in the Agreement); and the Underwriting Agreements (as defined in the Agreement) (collectively, the "PROGRAM AGREEMENTS"). Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

         (6) No event with respect to the Trust Depositor has occurred and is continuing which would constitute an Event of Default or an event that, with notice or the passage of time or both, would become an Event of Default as defined in the Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Trust Depositor, whether or not arising in the ordinary course of business since the respective dates as of which information is given in the Prospectus and except as set forth therein.

         (7) All federal, state and local taxes of the Trust Depositor due and owing as of the date hereof have been paid.

         (8) All representations and warranties of the Trust Depositor contained in the Program Agreements or any other related documents, or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

         (9) There is no action, investigation or proceeding pending or, to our knowledge, threatened against the Trust Depositor before any court, administrative agency or other tribunal (a) asserting the invalidity of the Program Agreements; (b) seeking to prevent the consummation of any of the transactions contemplated by the Program Agreements; or (c) which is likely materially and adversely to affect the Trust Depositor's performance of its obligations under, or the validity or enforceability of, the Program Agreements.

         (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by the Trust Depositor for the Trust Depositor's consummation of the transactions contemplated by the Program Agreements, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Securities.

         (11) The Trust Depositor is not a party to any agreements or instruments evidencing or governing indebtedness for money borrowed or by which the Trust Depositor or its property is bound (other than the Program Agreements and agreements evidencing the purchase and sale of Contracts permitted by Section 6.07 of the Agreement). Neither the Seller's transfer and assignment of the Contract Assets to the Trust Depositor, the Trust Depositor's concurrent transfer and assignment of the Trust Assets to the Trust, nor the concurrent transfer and assignment of the Collateral by the Trust to the Indenture Trustee nor the issuance and sale of the Certificate and the Notes, nor the execution and delivery of the Program Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which the Trust Depositor is a party or by which it is otherwise bound.

         (12) In connection with the transfer of Contracts and related collateral contemplated in the Agreement, (a) the Trust Depositor has not made such transfer with actual intent to hinder, delay or defraud any creditor of the Trust Depositor, and (b) the Trust Depositor has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date thereof insolvent (nor will become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

         (13) Each of the agreements and conditions of the Trust Depositor to be performed on or before the Closing Date pursuant to the Program Agreements have been performed in all material respects.



                                   *    *    *    *

    IN WITNESS WHEREOF, I have affixed my signature hereto this [           ]
day of [           ], 1997.



                                  By:
                                       ---------------------------------------

                                       Printed Name:
                                                    ----------------------

                                       Title:
                                             -----------------------------

                                      EXHIBIT C

                   [Form of Closing Certificate of Servicer/Seller]

                            NEWCOURT FINANCIAL USA, INC.

                                OFFICER'S CERTIFICATE

    The undersigned certifies that he/she is ___________ of Newcourt Financial USA, Inc. ("NEWCOURT USA"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of Newcourt USA, as Servicer, in connection with the Sale and Servicing Agreement (the "AGREEMENT") dated as of November 1, 1997 (the "EFFECTIVE DATE") by and among Newcourt USA, as Servicer, Newcourt Receivables Corporation II ("NRC"), Manufacturers and Traders Trust Company as Indenture Trustee, and Newcourt Receivables Asset Trust 1997-1 ("ISSUER"), and as a Seller in connection with the Transfer and Sale Agreement dated as of the Effective Date (the "TRANSFER AND SALE AGREEMENT") by and among Newcourt USA, as Seller, and NRC (all capitalized terms used herein without definition having the respective meanings set forth in the Agreement), and further certifies as follows (it being understood that these certifications are being relied upon by, among others, Winston & Strawn in connection with its delivery of a legal opinion (the "OPINION") required in connection with the subject transactions addressing, among other things, enforceability and UCC perfection issues, and by the Underwriters in connection with their undertakings in connection with the subject transactions):

         (1) Attached hereto as EXHIBIT I is a true and correct copy of the Certificate of Incorporation of Newcourt USA, together with all amendments thereto as in effect on the date hereof.

         (2) There has been no other amendment or other document filed affecting the Certificate of Incorporation of Newcourt USA since [_______], 19__, and no such amendment has been authorized by the Board of Directors or shareholders of Newcourt USA.

         (3) Attached hereto as EXHIBIT II is a Certificate of the Secretary of State of the State of Delaware dated [______], 1997 stating that Newcourt USA is duly incorporated under the laws of the State of Delaware and is in good standing.

         (4) Attached hereto as EXHIBIT III is a true and correct copy of the Bylaws of Newcourt USA which were in full force and effect on [________], 19__ and at all times subsequent thereto.

         (5) Attached hereto as EXHIBIT IV is a true and correct copy of resolutions adopted pursuant to a unanimous written consent of the Board of Directors of Newcourt USA and relating to the authorization, execution, delivery and performance of (among other things) the Transfer and Sale Agreement; the Agreement; the Underwriting Agreements (as defined in the Agreement); the Placement Agency Agreement (as defined in the Agreement); and the Administration Agreement dated as of the Effective Date among Newcourt USA, NRC, the Issuer and Manufacturers and Traders Trust Company as Indenture Trustee (the "INDENTURE TRUSTEE") (the "ADMINISTRATION AGREEMENT"). Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

         (6) No event with respect to Newcourt USA has occurred and is continuing which would constitute an Event of Default or Servicer Default or an event that, with notice or the passage of time, would constitute an Event of Default or Servicer Default as defined in the Sale and Servicing Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of Newcourt USA, whether or not arising in the ordinary course of business, since the respective dates as of which information is given in the Prospectus and except as set forth therein.

         (7) All federal, state and local taxes of Newcourt USA due and owing as of the date hereof have been paid.

         (8) All representations and warranties of Newcourt USA contained in the Transfer and Sale Agreement, the Sale and Servicing Agreement, the Underwriting Agreements, the Placement Agency Agreement and the Administration Agreement (collectively, the "PROGRAM AGREEMENTS") or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

         (9) There is no action, investigation or proceeding pending or, to my knowledge, threatened against Newcourt USA before any court, administrative agency or other tribunal (a) asserting the invalidity of any Program Agreement to which Newcourt USA is a party; or (b) which is likely materially and adversely to affect Newcourt USA's performance of its obligations under, or the validity or enforceability of, the Program Agreements.

         (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by Newcourt USA for Newcourt USA's consummation of the transactions contemplated by the Program Agreements, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Notes or Certificate.

         (11) Neither Newcourt USA's transfer and assignment of the Contract Assets to NRC, NRC's concurrent transfer and assignment of the Trust Assets to the Trust, nor the concurrent transfer and assignment by the Trust of the Collateral to the Indenture Trustee, nor the issuance and sale of the Notes or Certificate or the entering into of the Program Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which Newcourt USA is a party or by which it is otherwise bound.

         (12) In connection with the transfers of Contracts and related assets contemplated in the Transfer and Sale Agreement, (a) Newcourt USA has not made such transfer with actual intent to hinder, delay or defraud any creditor of Newcourt USA, and (b) Newcourt USA has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date hereof insolvent (nor will Newcourt USA become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

         (13) Each of the agreements and conditions of Newcourt USA to be performed or satisfied on or before the Closing Date under the Program Agreements has been performed or satisfied in all material respects.

         (14) Newcourt USA has not executed for filing any UCC financing statements listing the Contract Assets as collateral other than financing statements relating to the transactions contemplated in the Transfer and Sale Agreement.

         (15) With respect to the financing statements described in the Opinion which are identified as Specific Agreement Filings naming Newcourt USA as debtor, Newcourt USA has conducted a review of its internal records and determined that the individual financing agreements described as collateral in such Specific Agreement Filings are not, and do not relate to, Contracts being conveyed by Newcourt USA and constituting part of the Initial Contracts Pool, and Newcourt USA further represents that such agreements are never to be conveyed as a Subsequent Contract. In addition, Newcourt USA has conducted a review of its internal records and determined that the single Contract in the Initial Contracts Pool secured by a mortgage on real property is not part of either of the fixed mortgage loan pools described in the financing statements of record with respect to such pools and referred to in the Opinion, and Newcourt USA further represents that no agreement that is part of any such fixed mortgage loan pool will ever by conveyed as a Subsequent Contract.

         IN WITNESS WHEREOF, I have affixed my signature hereto this [       ]
day of [            ], 1997.



                                  By:
                                       ---------------------------------------

                                       Printed Name:
                                                    ----------------------

                                       Title:
                                             -----------------------------

                                      EXHIBIT D


                    Form of Opinion of Counsel for Trust Depositor
                         Regarding General Corporate Matters
                            (Including Perfection Opinion)

                                      EXHIBIT E


                         Form of Opinion of Counsel for Trust
                      Depositor Regarding the "TRUE SALE" Nature
                                  of the Transaction

                                      EXHIBIT F


                        [Form of Opinion of Counsel for Trust
                        Depositor Regarding Non-consolidation]

                                      EXHIBIT G

                [Form of Certificate Regarding Repurchased Contracts]

                             Newcourt Financial USA, Inc.

                     Certificate Regarding Repurchased Contracts

    The undersigned certifies that he/she is a ____________________________ of Newcourt Financial USA, Inc., a Delaware corporation (the "SERVICER"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 7.07 of the Sale and Servicing Agreement (the "AGREEMENT") dated as of November 1, 1997 by and among Newcourt Receivables Corporation II, as Trust Depositor, the Servicer, Manufacturers and Traders Trust Company as Indenture Trustee, and Newcourt Receivables Asset Trust 1997-1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

    1. The Contracts on the attached schedule are to be repurchased by the Seller on the date hereof, or substituted for by the Seller, pursuant to and in accordance with Section 7.06 of the Agreement and Section
         5.01 of the Transfer and Sale Agreement.

    2. Upon deposit of the Transfer Deposit Amount for such Contracts (or the effective conveyance of one or more Substitute Contracts therefor), such Contracts may, pursuant to Section 7.07 of the Agreement, be assigned by the Owner Trustee to the Seller.

    IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of ______, ____.


                                  Newcourt Financial USA, Inc.



                                  By:
                                       ---------------------------------------

                                       Printed Name:
                                                    ----------------------

                                       Title:
                                             -----------------------------


                                  By:
                                       ---------------------------------------

                                       Printed Name:
                                                    ----------------------

                                       Title:
                                             -----------------------------

                                      EXHIBIT H

                                 [List of Contracts]

                                      EXHIBIT I

            [Form of Monthly Report to Noteholders And Certificateholder]

                                    [see attached]

                                      EXHIBIT J

                      [Seller's Representations and Warranties]

    SECTION 3.02.  REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT AND
AS TO CERTAIN CONTRACTS IN THE AGGREGATE. The Seller jointly and severally represents and warrants (x) with respect to subsections (a) and (b) below, as to each Contract as of the execution and delivery of this Agreement and as of the Closing Date, and as of each Subsequent Transfer Date with respect to each Subsequent Contract, and (y) with respect to subsections (c) through (e) below, as to the Contracts Pool in the aggregate as of the Closing Date, and as of each Subsequent Transfer Date with respect to Subsequent Contracts (after giving effect to the addition of such Subsequent Contracts to the Contracts Pool), that:

         (a) LIST OF CONTRACTS. The information set forth in the List of Contracts (as the same may be amended or deemed amended in respect of a conveyance of Subsequent Contracts on a Subsequent Transfer Date) is true, complete and correct as of the applicable Cutoff Date.

         (b) ELIGIBLE CONTRACT. Such Contract satisfies the criteria for the definition of Eligible Contract set forth in the Sale and Servicing Agreement as of the date of its conveyance hereunder.

         (c) CONTRACTS SECURED BY FIXTURES. In the Seller's reasonable judgment, not more than [____]% of the ADCB of the Contracts Pool consists of Contracts secured by Equipment constituting fixtures.

         (d) CONTRACTS SECURED BY OTHER REAL PROPERTY. Not more than [_____]% of the ADCB of the Contracts Pool consists of Contracts additionally secured by other real property (exclusive of or in addition to Equipment constituting fixtures).

         (e) CONTRACTS SECURED BY VEHICLES. Not more than [________]% of the ADCB of the Contracts Pool consists of Contracts secured by Equipment constituting Vehicles.

    SECTION 3.03. REPRESENTATIONS AND WARRANTIES REGARDING THE INITIAL CONTRACTS IN THE AGGREGATE. Each Seller jointly and severally represents and warrants, as of the Closing Date, that:

         (a) AMOUNTS. The ADCB of the Contracts as of the Initial Cutoff Date equals the sum of the principal balance of the Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes on the Closing Date.

         (b) CHARACTERISTICS. The Initial Contracts have the following additional characteristics: (i) no Contract has a remaining maturity of more than [______] months; (ii) the final scheduled Distribution Date on the Contract with the latest maturity is not later than [_______________];
    (iii) no Contract was originated after the Initial Cutoff Date; and (iv) not more than [____]% of the Initial Contracts (as measured by ADCB) provide for Scheduled Payments due on a basis other than monthly.

    SECTION 3.04. REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES. The Seller represents and warrants as of the Closing Date with respect to the Initial Contracts (or as of the Subsequent Transfer Date, with respect to Subsequent Contracts), that (i) immediately prior to such date (as applicable), the Seller had possession of each original Contract and the related complete Contract File (except for the Contracts identified in clause (ii) of this Section 3.04), and there were no other custodial agreements relating to the same in effect; (ii) immediately prior to such date (as applicable), the Persons listed on Schedule 1 to the Sale and Servicing Agreement had possession of the original Contracts and related complete Contract Files identified on Schedule 1 to the Sale and Servicing Agreement; (iii) each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; (iv) all blanks on any form have been properly filled in and each form has otherwise been correctly prepared;

and (v) the complete Contract File for each Contract is in the possession of the Servicer except for the Contracts and related Contract Files identified on
Schedule 1 to the Sale and Servicing Agreement which are in the possession of the Persons listed therein.

    SECTION 3.05. REPRESENTATIONS AND WARRANTIES REGARDING CONCENTRATIONS OF INITIAL CONTRACTS. The Seller represents and warrants as of the Closing Date, as to the composition of the Initial Contracts in the Contracts Pool as of the Initial Cutoff Date, that:

    (i) the ADCB of all End-User Contracts with Obligors that are governmental entities or municipalities does not exceed [______]% of the ADCB of the Contracts Pool;

    (ii) the ADCB of all End-User Contracts which finance, lease or are related to Software will not exceed [______]% of the ADCB of the Contracts Pool;

    (iii) the ADCB of all End-User Contracts with Obligors who comprise the three (3) largest Obligors (measured by ADCB as of the date of determination) does not exceed [______]% of the ADCB of the Contracts Pool;

    (iv) the ADCB of all End-User Contracts with Obligors who comprise the twenty (20) largest Obligors (measured by ADCB as of the date of determination) does not exceed [_______]% of the ADCB of the Contracts Pool;

    (v) the ADCB of all End-User Contracts related to a single Vendor, or representing a Vendor Loan of such Vendor, does not exceed [___]% of the ADCB of the Contracts Pool;

    (vi) the ADCB of all End-User Contracts with Obligors located in a single State of the United States does not exceed [_______]% of the ADCB of the Contracts Pool; and

    (vii) in the Seller's reasonable judgment, the Discounted Contract Balance of End-User Contracts in the Contract Pool that are "true leases" does not exceed [_______]% of the ADCB of the Contracts Pool.


                       [remainder of page intentionally blank]

                                      EXHIBIT K

                                      [Reserved]

                                      EXHIBIT L

                                      [Reserved]

                                      EXHIBIT M

                       [Form of Subsequent Transfer Agreement]



    SUBSEQUENT TRANSFER AGREEMENT (the "AGREEMENT"), dated as of [________], by and among Newcourt Receivables Asset Trust 1997-1 (the "TRUST"), Newcourt Receivables Corporation II, a Delaware corporation (the "TRUST DEPOSITOR"), Manufacturers and Traders Trust Company, as Indenture Trustee (the "INDENTURE TRUSTEE") and Newcourt Financial USA, Inc., a Delaware corporation, as Servicer pursuant to the Sale and Servicing Agreement referred to below.

                                     WITNESSETH:

    WHEREAS, the Trust, the Trust Depositor, the Servicer and the Indenture Trustee, are parties to the Sale and Servicing Agreement, dated as of November 1, 1997 (the "SALE AND SERVICING AGREEMENT");

    WHEREAS, pursuant to the Sale and Servicing Agreement, the Trust Depositor wishes to sell the Subsequent Contracts to the Trust, and the Trust wishes to purchase the same, for the consideration described in the Sale and Servicing Agreement; and

    WHEREAS, the Servicer has timely delivered an Addition Notice related to such conveyance as required in by Section 2.04(b) of the Sale and Servicing Agreement;

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1. Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

              "SUBSEQUENT CUTOFF DATE" shall mean, with respect to the Subsequent Contracts transferred hereby, [_____].

              "SUBSEQUENT CONTRACTS" shall mean, for purposes of this Agreement, the Subsequent Contracts listed in the Subsequent List of Contracts attached hereto as EXHIBIT A.

              "SUBSEQUENT TRANSFER DATE" shall mean, with respect to the Subsequent Contracts transferred hereby, [______].

    SECTION 2. SUBSEQUENT LIST OF CONTRACTS. The Subsequent List of Contracts attached hereto as Exhibit A is an amendment to the initial List of Contracts attached as EXHIBIT H to the Sale and Servicing Agreement, as contemplated in the definition of List of Contracts set forth therein. The Subsequent List of Contracts separately identifies the Subsequent Contracts to be transferred pursuant to this Agreement on the Subsequent Transfer Date, and also further separately identifies the related Contract or Contracts with respect to which an Addition Event or Substitution Event has occurred and which Contracts are being deleted from the List of Contracts by virtue of the delivery of the Subsequent List of Contracts.

    SECTION 3. TRANSFER OF SUBSEQUENT CONTRACTS. Subject to and upon the terms and conditions set forth in Section 2.04(b) of the Sale and Servicing Agreement and this Agreement, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust:

         (i) the Subsequent Contracts identified in the related Addition Notice, and all monies due or to become due in payment of such Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Cutoff Date and any Excluded Amounts;

         (ii) the Equipment related to such Contracts and, in the case of any Vendor Loan, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts);

         (iii)     the Contract Files;

         (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Vendor Agreements with the Seller and under any guarantee or similar credit enhancement with respect to such Contracts;

         (v)       all Insurance Proceeds with respect to each such Contract;

         (vi       all rights (but not the obligations) of the Trust Depositor under the Transfer and Sale Agreement related to such Contracts (to the extent not already conveyed under Section 2.01(b) of the Sale and Servicing Agreement), as well as all rights, but not the obligations, of the Trust Depositor under the Subsequent Purchase Agreement related to such Contracts; and

         (vii)     all income from and proceeds of the foregoing;

PROVIDED, that such Contract Assets shall in no case include any Residual Investment other than Guaranteed Residual Investments.

It is the intention of the Trust Depositor and Owner Trustee that the transfer contemplated by this Agreement shall constitute an absolute assignment and sale of the Subsequent Contracts from the Trust Depositor to the Trust, conveying good title thereto free and clear of any Liens.

    SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE TRUST DEPOSITOR. (a) The Trust Depositor hereby represents and warrants to the Trust that the representations and warranties of the Trust Depositor set forth in Section 3.01 of the Sale and Servicing Agreement are true and correct as of the Subsequent Transfer Date.

    (b) The Trust Depositor hereby repeats and remakes with respect to the Subsequent Contracts as of the Subsequent Transfer Date the representations and warranties set forth in Exhibit J to the Sale and Servicing Agreement and deemed to be made with respect to the Subsequent Contracts thereunder.

    (c) The Trust Depositor hereby represents and warrants that (a) the ADCB of the Subsequent Contracts listed on the Subsequent List of Contracts and conveyed to the Trust Depositor pursuant to this Agreement is $___________ as of the Subsequent Cutoff Date, and (b) the conditions set forth in Section 2.04(b) of the Sale and Servicing Agreement have been satisfied as of the Subsequent Transfer Date.

    SECTION 5. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

    SECTION 6. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

    SECTION 7. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

    SECTION 8. AUTHORIZATION OF TRUSTEE. By its execution hereof, the Trust Depositor hereby authorizes and directs the Owner Trustee to execute and deliver this Agreement on behalf of the Trust.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                             NEWCOURT RECEIVABLES CORPORATION II


                             By:
                                  ---------------------------------------
                                  Printed Name:
                                  Title:


                             By:
                                  ---------------------------------------
                                  Printed Name:
                                  Title:


                             NEWCOURT FINANCIAL USA, INC., as Servicer


                             By:
                                  ---------------------------------------
                                  Printed Name:
                                  Title:


                             By:
                                  ---------------------------------------
                                  Printed Name:
                                  Title:


                             NEWCOURT RECEIVABLES ASSET TRUST 1997-1

                             By:  Wilmington Trust Company, not in its
                                  individual capacity but solely as Owner
                                  Trustee on behalf of the Trust


                             By:
                                  ---------------------------------------
                                  Printed Name:
                                  Title:

                             MANUFACTURERS AND TRADERS TRUST COMPANY, not in
                                  its individual capacity but solely as
                                  Indenture Trustee



                             By:
                                  ---------------------------------------
                                  Printed Name:
                                  Title: